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                                                                   Exhibit 10.36

                       -----------------------------------



                               AGREEMENT OF LEASE

                                     Between

                     POLESTAR FIFTH PROPERTY ASSOCIATES LLC

                                    Landlord,

                                       AND

                            WOMEN.COM NETWORKS, LLC

                                     Tenant.

                                    Premises:

                   The entire Second (2nd) Floor and Mezzanine

                                417 Fifth Avenue

                               New York, New York

                       -----------------------------------



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                                TABLE OF CONTENTS

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
1.      BASIC LEASE TERMS...................................................................1

        A.     Definitions..................................................................1
        B.     Demise.......................................................................2
        C.     Term.........................................................................2
        D.     Rent.........................................................................2
        E.     Rent Credit..................................................................2

2.      USE AND OCCUPANCY...................................................................2

        A.     Permitted Uses...............................................................2
        B.     Use Prohibitions.............................................................2

3.      ALTERATIONS.........................................................................3

        A.     Alterations Within Premises..................................................3
        B.     Restoration of Premises......................................................3
        C.     Chlorofluorocarbons..........................................................4
        D.     Submission of Plans..........................................................4
        E.     Mechanics' Liens; Labor Conflicts............................................4

4.      REPAIRS.............................................................................4

5.      WINDOW CLEANING.....................................................................5

6.      REQUIREMENTS OF LAW; FLOOR LOAD.....................................................5

        A.     Requirements of Law..........................................................5
        B.     Floor Load...................................................................6

7.      SUBORDINATION.......................................................................6

        A.     Subordination................................................................6
        B.     Attornment...................................................................6
        C.     Subordination, Non-Disturbance Agreement.....................................6

8.      RULES AND REGULATIONS...............................................................7

9.      INSURANCE...........................................................................8

        A.     Liability Insurance..........................................................8
        B.     "All Risk" Insurance.........................................................8
        C.     Waiver of Subrogation........................................................8

10.     DESTRUCTION OF THE PREMISES; PROPERTY LOSS OR DAMAGE................................9

        A.     Repair of Damage.............................................................9
        B.     Landlord's Termination Option................................................9
        C.     Tenant's Termination Option..................................................9
        D.     Repair Delays................................................................9
        E.     Provision Controlling........................................................9
        F.     Property Loss or Damage.....................................................10

11.     CONDEMNATION.......................................................................10

        A.     Condemnation................................................................10
        B.     Award.......................................................................10

12.     ASSIGNMENT AND SUBLETTING..........................................................10

        A.     Prohibition Without Consent.................................................10
        B.     Notice of Proposed Transfer.................................................11
        C.     Landlord's Option...........................................................11
        D.     Termination by Landlord.....................................................11
        E.     Intentionally Deleted.......................................................11
        F.     Effect of Termination.......................................................11
        G.     Conditions for Landlord's Approval..........................................11
        H.     Future Requests.............................................................13
        I.     Sublease Provisions.........................................................13
        J.     Profits from Assignment or Subletting.......................................13
        K.     Other Transfers.............................................................13
        L.     Related Corporation.........................................................14
        M.     Assumption by Assignee......................................................14



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
        N.     Liability of Tenant.........................................................14
        O.     Listings....................................................................14
        P.     Exclusive Broker............................................................14
        Q.     Re-entry by Landlord........................................................15
        R.     Reimbursement...............................................................15

13.     CONDITION OF THE PREMISES..........................................................15

        A.     Acceptance by Tenant........................................................15
        B.     Tenant's Initial Alteration.................................................16

14.     ACCESS TO PREMISES.................................................................16

        A.     Access by Landlord..........................................................16
        B.     Other Landlord Privileges...................................................16
        C.     Courtyard Access............................................................17

15.     CERTIFICATE OF OCCUPANCY...........................................................17

16.     LANDLORD'S LIABILITY...............................................................17

17.     DEFAULT............................................................................17

        A.     Events of Default; Conditions of Limitation.................................17
        B.     Effect of Bankruptcy........................................................18
        C.     Conditional Limitation......................................................18

18.     REMEDIES AND DAMAGES...............................................................18

        A.     Landlord's Remedies.........................................................18
        B.     Damages.....................................................................19
        C.     Legal Fees..................................................................20
        D.     Additional Landlord Remedies................................................20

19.     FEES AND EXPENSES..................................................................20

        A.     Curing Tenant's Defaults....................................................20
        B.     Late Charges................................................................20

20.     NO REPRESENTATIONS BY LANDLORD.....................................................21

21.     END OF TERM........................................................................21

        A.     Surrender of Premises.......................................................21
        B.     Holdover by Tenant..........................................................21

22.     QUIET ENJOYMENT....................................................................21

23.     FAILURE TO GIVE POSSESSION.........................................................21

24.     NO WAIVER..........................................................................22

25.     WAIVER OF TRIAL BY JURY............................................................22

26.     INABILITY TO PERFORM...............................................................22

27.     BILLS AND NOTICES..................................................................23

28.     ESCALATION.........................................................................23

        A.     Defined Terms...............................................................23
        B.     Escalation..................................................................24
        C.     Payment of Escalations......................................................25
        D.     Adjustments.................................................................25
        E.     Intentionally Deleted.......................................................26

29.     SERVICES...........................................................................26

        A.     Elevator....................................................................26
        B.     Heating.....................................................................26
        C.     Cooling/Window Units........................................................26
        D.     After Hours and Additional Services.........................................27
        E.     Cleaning/Provided by Landlord...............................................27
        F.     Sprinkler System............................................................27
        G.     Water.......................................................................27
        H.     Electricity Service.........................................................28
        I.     Interruption of Services....................................................29



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
        J.     Life Safety Systems.........................................................29
        K.     Conduit Riser...............................................................29

30.     PARTNERSHIP TENANT.................................................................29

        A.     Partnership Tenants.........................................................29
        B.     Limited Liability Entity....................................................30

31.     VAULT SPACE........................................................................30

32.     SECURITY DEPOSIT...................................................................30

33.     CAPTIONS...........................................................................33

34.     ADDITIONAL DEFINITIONS.............................................................33

35.     PARTIES BOUND......................................................................33

36.     BROKER.............................................................................33

37.     INDEMNITY..........................................................................33

38.     ADJACENT EXCAVATION SHORING........................................................34

39.     MISCELLANEOUS......................................................................34

        A.     No Offer....................................................................34
        B.     Certificates................................................................34
        C.     Directory Listings..........................................................34
        D.     Authority...................................................................34
        E.     Signage.....................................................................34
        F.     Consents and Approvals......................................................35
        G.     Governing Law...............................................................35
        H.     Financial Statements........................................................35
        I.     Signatories.................................................................35

40.     HAZARDOUS SUBSTANCES...............................................................35

41.     INTENTIONALLY DELETED..............................................................36

42.     INTENTIONALLY DELETED..............................................................36

43.     RIGHT OF FIRST OFFER...............................................................36



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Exhibit 1     Floor Plan of Premises

Exhibit 2     Cleaning Specifications for Premises

Exhibit 3     Form of Letter of Credit

Schedule A    Rules and Regulations

Schedule B    Landlord's Pre-Commencement Core Work and
              Landlord's Post-Commencement Core Work

Schedule C    Requirements for Certificates of Final Approval

Schedule D    Tenant's Initial Alteration

Schedule E    Tenant Alteration Work and New Construction
              Conditions and Requirements



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        THIS AGREEMENT OF LEASE (this "Lease"), made as of this 31st day of
July, 1999 by and between POLESTAR FIFTH PROPERTY ASSOCIATES LLC, having an office c/o New Rock Realty Management LLC, 420 Lexington Avenue, New York, New York 10017 ("Landlord") and WOMEN.COM, LLC, a Delaware limited liability company having an office at 4 Columbus Circle, New York, New York 10019 ("Tenant").

1. BASIC LEASE TERMS.

        A. Definitions. The following definitions contained in this subsection A of this Article 1 shall have the meanings hereinafter set forth used throughout this Lease and the Exhibits and Schedules (if any) annexed hereto and made a part hereof.

                (i) "Base Labor Year" shall mean the calendar year 1999.

                (ii) "Base Tax Year" shall mean the Tax Year (as defined in
Article 28 hereof) 1999/2000.

                (iii) "Broker" shall mean collectively, Cushman & Wakefield, Inc. and Insignia/Edward S. Gordon Company.

                (iv) "Building" the building known as 417 Fifth Avenue, County, City and State of New York, together with all appurtenant rights granted to Landlord, as lessee under the Master Lease (as hereinafter defined).

                (v) "Commencement Date" shall mean the earlier of (i) the date that Tenant takes possession of the Premises, or (ii) the date that is five (5) days after the date that Landlord substantially completes Landlord's Pre-Commencement Core Work (as hereinafter defined), Landlord shall use reasonable efforts so that the Commencement Date shall be no later than September 30, 1999, subject to the terms and conditions contained in Article 26.

                (vi) "Expiration Date" shall mean December 31, 2009.

                (vii) Intentionally Deleted.

                (viii) "Labor Rate Factor" shall mean 47,193.

                (ix) "Labor Rate Multiple" shall mean one (1).

                (x) "Landlord's Contribution" shall mean $1,529,440.00.

                (xi) "Landlord's Pre-Commencement Core Work" shall mean the work and installations at the Premises performed prior to the Commencement Date and "Landlord's Post Commencement Core Work" shall mean the work and installation at the Premises performed after the Commencement Date each as set forth in Schedule B annexed hereto and made a part hereof ("Landlord's Pre-Commencement Core Work and Landlord's Post Commencement Core Work are from time to time collectively referred to herein as "Landlord's Core Work").

                (xii) "Master Lease" shall mean that certain lease dated February 9, 1998 between 417 FS REALTY LLC, as lessor and Landlord, as lessee, as such lease has been and may be modified and amended from time to time.

                (xiii) "Permitted Uses" shall mean executive and general office use.

                (xiv) "Plans Submission Date" shall mean the date sixty (60) days after the date of execution of this Lease.

                (xv) "Premises" shall mean the entire second (2nd) floor and the mezzanine in the Building, as more particularly shown hatched on Exhibit 1 annexed hereto and made a part hereof.

                (xvi) "Real Property" shall mean the Building together with the plot of land upon which such building stands.

                (xvii) "Rent" shall mean:

                        (a) for the period commencing on the Rent Commencement Date through and including December 31, 2004, $1,349,816.00 Dollars per annum, payable in equal monthly installments of $112,484.66 Dollars each;



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                        (b) for the period commencing on January 1, 2005 through
and including the Expiration Date, $1,489,752.00 Dollars per annum, payable in equal monthly installments of $124,146.00 Dollars each.

                (xviii) "Rent Commencement Date" shall mean January 1, 2000.

                (xix) "Security Deposit" shall mean the sum of $ 1,419,784.00 in accordance with Article 32.

                (xx) Intentionally Deleted.

                (xxi) "Tenant's Initial Alteration" shall mean the work and installations at the Premises to prepare the same for Tenant's initial occupancy in accordance with Schedule D annexed hereto and made a part hereof.

                (xxii) "Tenant's Proportionate Share" shall mean fourteen and three one hundredths percent (14.30%).

        Notwithstanding anything to the contrary contained in this subsection A of this Article 1, Articles 1 through 43 of this Lease shall control the rights and obligations of the parties hereto.

        B. Demise. Subject to and upon the terms and conditions of this Lease, Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, together with the non exclusive right in common with other tenants and occupants of the Building to use the common areas of the Building, which Landlord may vary from time to time, for the duration of the term of this Lease.

        C. Term. This Lease shall be for a term (the "Term") which commences on the Commencement Date and ends on the Expiration Date, unless sooner terminated pursuant to any of the terms, covenants or conditions of this Lease or pursuant to law. Within ten (10) business days of Landlord's or Tenant's request, Tenant and Landlord shall join in the execution of an agreement stipulating the Commencement Date, the Rent Commencement Date and the Expiration Date of this Lease.

        D. Rent. Commencing as of the Rent Commencement Date, and continuing throughout the Term, Tenant shall pay Landlord the annual Rent set forth in subsection A of this Article 1, payable without demand, on or in advance of the first day of each month in equal monthly installments, in lawful money (legal tender for public or private debts) of the United States of America, at the office of Landlord or such other place as Landlord may designate from time to time without any set-off, offset, abatement or deduction whatsoever, except as otherwise expressly provided for in this Lease, except that Tenant shall pay the first (1st) monthly installment upon Tenant's execution of this Lease. If the Rent Commencement Date occurs on a date other than the first day of a calendar month, Tenant shall pay to Landlord on or before the first day of the next month the monthly installment of Rent for such partial month on a pro rata basis (based on the actual number of days in the commencement month), and the first month's rent paid by Tenant as described above shall be applied to the first full calendar month of the Term for which Rent shall be due and payable. Such payment, together with the sum paid by Tenant as first month's Rent upon the execution of this Lease, shall constitute payment of the Rent for the period from the Rent Commencement Date to and including the last day of the next succeeding calendar month.

        E. Rent Credit. Notwithstanding anything to the contrary hereinabove set forth, provided this Lease is in full force and effect and Tenant is not in default under this Lease, Tenant shall be entitled to a credit against the Rent for the period commencing on the Commencement Date and ending on the day immediately preceding the Rent Commencement Date in the monthly amount of $112,484.66. The foregoing rent credit shall be null and void "ab initio" if Landlord at any time terminates this Lease or re-enters or repossesses the Premises on account of any default beyond any applicable notice and cure period of Tenant under this Lease, and Landlord shall be entitled to recover from Tenant, in addition to all other amounts Landlord is entitled to recover, the aggregate amount of the rent credit herein provided for.

2.  USE AND OCCUPANCY.

        A. Permitted Uses. Tenant shall use and occupy the Premises for the Permitted Uses, and for no other purpose.

        B. Use Prohibitions. Anything contained herein to the contrary notwithstanding, Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, (i) for the business of photographic, multilith or multigraph reproductions or offset printing, (ii) as an employment agency, labor union office, physician's or dentist's office or for the rendition of any other diagnostic or therapeutic services, dance or music studio, school (except for the training of employees of Tenant), (iii) for a public stenographer or typist, (iv) for a telephone or telegraph agency, telephone or secretarial service for the public at large, (v) for a messenger service for the public at large, (vi) gambling or gaming



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activities, obscene or pornographic purposes or any sort of commercial sex establishment, (vii) for the possession, storage, manufacture or sale of alcohol, drugs or narcotics, (viii) for the offices or business of any federal, state or municipal agency or any agency of any foreign government or (ix) for a security or guard service, or any other business for which landlords of comparable avenue buildings would not normally rent space for. If any provision of this Lease permits, in whole or in part, use involving fabrication of any product or assembly of components of any product or the sale of any product or service, such use is only permitted to the extent lawful under the present certificate of occupancy for the Building and under laws, ordinances, regulations, rules and orders of any governmental body having jurisdiction over the Premises, from time to time in effect. The provisions of this Article shall be binding upon Tenant's successors, assigns, subtenants and licensees and shall not be waived by any consent to an assignment or subletting or otherwise except by written instrument expressly referring to this Article. Nothing in this subsection B shall preclude Tenant from using any part of the Premises for photographic, multilith or multigraph reproductions in connection with, either directly or indirectly, its own business and/or activities.

3.  ALTERATIONS.

        A. Alterations Within Premises. Tenant shall not make or perform or permit the making or performance of, any alterations, installations, improvements, additions or other physical changes in or about the Premises ("Alterations") without Landlord's prior consent (except for painting, carpeting and wallcovering, in an amount which does not exceed Fifty Thousand ($50,000) Dollars in the aggregate ["Decorative Changes"], which may be made without Landlord's consent). Notwithstanding the foregoing, subject to obtaining the prior written consent of Landlord, which consent Landlord agrees not to unreasonably withhold or delay, and subject to the provisions of this Article, Tenant, at Tenant's expense, may make Alterations in or to the interior of the Premises which are nonstructural, do not affect the Building's mechanical, electrical, plumbing, Class E or other Building systems or the structural integrity of the Building, do not affect any part of the Building other than the Premises, do not affect any service required to be furnished by Landlord to Tenant or to any other tenant or occupant of the Building, do not reduce the value or utility of the Building and which are performed only by contractors and mechanics first approved by Landlord and in compliance with all applicable laws. Tenant shall not perform work, without the prior written consent of Landlord, which may be granted or withheld in Landlord's sole discretion, which would (i) require changes to the structural components of the Building or the exterior design of the Building, (ii) require any material modification to the Building's mechanical, electrical, plumbing installations or other Building installations outside the Premises, (iii) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the Premises, including but not limited to, the Americans with Disabilities Act of 1990, or
(iv) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting the construction of the Premises shall be performed at Tenant's sole cost. All Alterations shall be done at Tenant's expense and at such times and in such manner as Landlord may from time to time reasonably designate pursuant to the conditions for Alterations prescribed by Landlord for the Premises. A copy of the current construction conditions and requirements for tenant alteration work and new construction is annexed hereto as Schedule E and made a part hereof.

        B. Restoration of Premises. All furniture, furnishings and movable fixtures and removable partitions installed by Tenant must be removed from the Premises by Tenant, at Tenant's expense, on or prior to the Expiration Date. All Alterations in and to the Premises which may be made by Landlord or Tenant prior to and during the Term, or any renewal thereof, shall become the property of Landlord upon the Expiration Date or earlier end of the Term or any renewal thereof, and shall not be removed from the Premises by Tenant unless Landlord, at Landlord's option, by notice to Tenant, prior to the Expiration Date, elects to have them removed from the Premises by Tenant, in which event the same shall be removed from the Premises by Tenant, at Tenant's expense, on or prior to the Expiration Date, but Tenant shall not be obligated to remove (a) typical office installations only (no raised floor(s), vault(s), etc.), and (b) any Alterations installed unless Tenant requests in writing from Landlord whether the same shall be required to be removed from the Premises and Landlord notifies Tenant, at the time Landlord reviews the plans and specifications therefore, that such Alterations will have to be removed upon the expiration of the Term, or (c) Tenant's Initial Alteration (except for non-typical office installations [i.e., safes, pantries and raised flooring], provided, however, Tenant shall be required to pay for the cost of removal of such raised flooring provided Landlord, within six (6) months from the Expiration Date determines, in its reasonable discretion, that such raised flooring be removed for the occupancy of a future tenant of the Premises and Landlord so notifies Tenant of its intention to do so and Landlord commences such removal within sixty (60) days from the date of Landlord's notice to Tenant.) In the event Landlord elects to have Tenant remove such Alterations, Tenant shall repair and restore in a good and workmanlike manner to Building standard original condition (reasonable wear and tear excepted) any damage to the Premises or the Building caused by such removal. Any of such Alterations or other property not so removed by Tenant at or prior to the Expiration Date or earlier termination of the Term shall become the property of Landlord, but nothing herein shall be deemed to relieve Tenant of responsibility for the cost of removal of any such Alterations or other property which Tenant is obligated to remove hereunder. Notwithstanding



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the foregoing, Tenant shall request from Landlord, in writing, at the time that
Tenant submits its plans and specifications for any Alterations to Landlord for Landlord's review and approval, whether the Landlord will require Tenant to remove such Alterations at the end of the Term.

        C. Chlorofluorocarbons. Anything contained herein to the contrary notwithstanding, in the event Tenant repairs or removes any mechanical or other equipment within the Premises, installed by Tenant or Tenant's contractors, containing chlorofluorocarbons ("CFC's"), the repair or removal of such equipment, as the case may be, shall conform with all requirements of law and industry practices. Additionally, any such repair or removal shall be done by contractors reasonably approved by Landlord and subject to the procedures to which Landlord's consent shall have previously been obtained. Tenant shall indemnify and hold Landlord harmless from any liability or damages resulting from any contamination within the Building, as a result of the repair or removal of any of the aforesaid equipment containing CFC's by Tenant.

        D. Submission of Plans. Prior to making any Alterations (except for Decorative Changes), Tenant (i) shall submit to Landlord or to a consultant appointed by Landlord ("Landlord's Consultant") detailed plans and specifications (including layout, architectural, mechanical, electrical, plumbing, Class E sprinkler and structural drawings stamped by a professional engineer or architect licensed in the State of New York) for each proposed Alteration and shall not commence any such Alteration without first obtaining Landlord's approval of such plans and specifications, (ii) shall pay to Landlord all reasonable costs and expenses incurred by Landlord (including the cost of Landlord's Consultant) in connection with Landlord's review of Tenant's plans and specifications, which amount shall not exceed $3,500.00, (iii) shall, at its expense, obtain all permits, approvals and certificates required by any governmental or quasi-governmental bodies, and (iv) shall furnish to Landlord evidence that Tenant, and Tenant's contractors and subcontractors engaged in connection with such Alterations, are carrying such insurance as Landlord may require, as more particularly set forth in Schedule E annexed hereto and made a part hereof. Landlord shall approve or disapprove Tenant's plans and specifications for such Alterations within ten (10) business days. Upon completion of such Alteration, Tenant, at Tenant's expense, shall obtain certificates of final approval of such Alteration, including the "as-built" drawings showing such Alterations, required by any governmental or quasi-governmental bodies and shall furnish Landlord with copies thereof. All Alterations shall be made and performed in accordance with the Rules and Regulations (hereinafter defined) and in accordance with the Americans with Disabilities Act of 1990, including but not limited to the accessibility provisions thereof; all materials and equipment to be incorporated in the Premises as a result of all Alterations shall be new and first quality; no such materials or equipment shall be subject to any lien, encumbrance, chattel mortgage or title retention or security agreement. Tenant agrees to allow Landlord's designated contractor to bid on any Alterations to be performed by or on behalf of Tenant. Landlord's approval of Tenant's plans, specifications and working drawings for Alterations shall create no responsibility or liability on the part of Landlord with respect to their completeness, design, sufficiency or compliance with all applicable laws, rules or regulations of governmental agencies or authorities.

        E. Mechanics' Liens; Labor Conflicts. Any mechanic's lien filed against the Premises, or the Real Property, for work claimed to have been done for, or materials claimed to have been furnished to, Tenant, shall be discharged by Tenant within ten (10) days after Tenant has notice of the same, at Tenant's expense, by payment or filing the bond required by law. Tenant shall not, at any time prior to or during the Term, directly or indirectly employ, or permit the employment of, any contractor, service provider, mechanic or laborer in the Premises, whether in connection with any Alterations, cleaning services or otherwise, if, in Landlord's sole discretion, such employment will interfere or cause any conflict with other contractors, service providers, mechanics, or laborers engaged in the construction, cleaning, maintenance or operation of the Building by Landlord, Tenant or others. In the event of any such interference or conflict, Tenant, upon demand of Landlord, shall cause all contractors, service providers, mechanics or laborers causing such interference or conflict to leave the Building immediately. Landlord hereby approves Anchor Construction as Tenant's contractor and construction manager for Tenant's Initial Alteration.

        4. REPAIRS. Landlord shall maintain and repair the public portions of the Building, both exterior and interior and the Building systems up to the respective points of entry to the Premises, in a manner consistent with comparable avenue office buildings in Manhattan in the vicinity of the Building. Tenant shall, throughout the Term, take good care of the Premises and the fixtures and appurtenances therein and at Tenant's sole cost and expense, make all nonstructural repairs thereto as and when needed to preserve them in good working order and condition, reasonable wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted. Tenant shall pay Landlord the reasonable cost for all replacements to the lamps, tubes, ballasts and starters in the lighting fixtures installed in the Premises. Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Building, or to its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from the carelessness, omission, neglect or improper conduct of, or Alterations made by, or any work, labor, service or equipment done for or supplied to, Tenant or any subtenant, or the installation, use or operation of any property or equipment by Tenant or any of Tenant's subtenants,



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agents, employees, invitees or licensees, shall be repaired promptly by Tenant, at its sole cost and expense, to the satisfaction of Landlord, to the extent such damage was caused by Tenant or any of Tenant's subtenants, agents, employees, contractors, invitees or licensees. Tenant also shall repair all damage to the Building and the Premises caused by the moving of Tenant's fixtures, furniture or equipment, to the extent such damage was caused by Tenant or any of Tenant's subtenants, agents, contractors, employees, invitees or licensees. All the aforesaid repairs shall be of quality and class equal to the original work or construction and shall be made in accordance with the provisions of Article 3 hereof. If Tenant fails after ten (10) days notice to proceed with due diligence to make repairs required to be made by Tenant hereunder, or if Landlord, following ten (10) days notice to Tenant, except in the case of an emergency, elects to make any repairs in or to the Building or the facilities and systems thereof for which Tenant is responsible, the same may be made by Landlord, at the expense of Tenant, and the expenses thereof incurred by Landlord shall be collectible by Landlord as additional rent promptly after rendition of a bill or statement therefor. Tenant shall give Landlord prompt notice of any defective condition in the Premises for which Landlord may be responsible hereunder. Except as expressly provided in this Lease, there shall be no allowance to Tenant for a diminution of rental value and no liability on the part of Landlord by reason of inconvenience, annoyance or injury to business arising from Landlord, Tenant or others making, or failing to make, any repairs, alterations, additions or improvements in or to any portion of the Building, or the Premises, or in or to fixtures, appurtenances, or equipment thereof. If the Premises become infested with vermin, Tenant, at Tenant's expense, shall cause the same to be exterminated from time to time to the satisfaction of Landlord and shall employ such exterminators and such exterminating company or companies as shall be approved by Landlord. Landlord shall endeavor to deliver the Premises to Tenant on the Commencement Date substantially free of vermin and of food smells caused by other tenants located in the Building. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed, and no sweepings, rubbish, rags, acids or other substances shall be deposited therein. If at any time any windows of the Premises are temporarily closed, darkened or bricked up for any reason whatsoever including, but not limited to, Landlord's own acts, or any of such windows are permanently closed, darkened or bricked up if required by law or related to any construction upon property adjacent to the Real Property by Landlord or others, Landlord shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement of Rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.

5. WINDOW CLEANING. Tenant shall not clean, nor require, permit, suffer or allow any window in the Premises to be cleaned, from the outside in violation of
Section 202 of the Labor Law, or any other applicable law, or of the rules of the Board of Standards and Appeals, or of any other board or body having or asserting jurisdiction. Landlord shall, at Landlord's sole cost and expense, clean the exterior of the windows of the Premises in accordance with the provisions Exhibit 2.

6. REQUIREMENTS OF LAW; FLOOR LOAD.

        A. Requirements of Law. Tenant, at Tenant's sole expense, shall promptly comply with all present and future laws, statutes, orders, directives and regulations of federal, state, county, city and municipal authorities, departments, bureaus, boards, agencies, commissions and other sub-divisions thereof, and of any official thereof and any other governmental and quasi-public authority and all rules, orders, regulations or requirements of the New York Board of Fire Underwriters, or any other similar body which shall now or hereafter impose any violation, order or duty upon Landlord or Tenant with respect to the Premises as a result of the use, occupation or alteration thereof by Tenant, unless such compliance requires structural alterations to the Premises (except if such structural alterations are required as a result of Tenant's manner of use of the Premises (as opposed to Tenant's use of the Premises for office purposes) or as a result of Alterations made by or on behalf of Tenant). Tenant shall not do or permit to be done any act or thing upon the Premises which is contrary to and will invalidate or be in conflict with any public liability, fire or other policies of insurance at any time carried by or for the benefit of Landlord with respect to the Building and fixtures and property therein, or which shall or might subject Landlord to any liability or responsibility to any person or for property damage. Tenant shall not do, or permit anything to be done in or upon the Premises, or bring or keep anything therein, except as now or hereafter permitted by the New York City Fire Department, New York Board of Fire Underwriters, New York Fire Insurance Rating Organization or other authority having jurisdiction and then only in such quantity and manner as not to increase the insurance rate applicable to the Building, or use the Premises in a manner which shall increase the rate of fire insurance on the Building or on property located therein, over that in similar type buildings or in effect prior to this Lease. If by reason of Tenant's failure to comply with the provisions of this Article, the fire insurance rate shall at the beginning of this Lease or at any time thereafter be higher than it otherwise would be, then Tenant shall reimburse Landlord, as additional rent hereunder, for that part of all fire insurance premiums thereafter paid by Landlord which shall have been charged because of such failure of use by Tenant, and shall make such reimbursement upon the first day of the month following such outlay by Landlord. In any action or proceeding wherein Landlord and Tenant are parties, a schedule or "make up" of rates for the Building or the Premises issued by the New York Fire Insurance Rating Organization, or other body fixing such fire insurance rates, shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to the Premises. Any work or installations made or performed by or on behalf of Tenant or any person claiming through or under Tenant pursuant to this Article shall be made in conformity with, and subject to the provisions of, Article 3 hereof.

        B. Floor Load. Tenant shall not place a load upon any floor of the Premises exceeding the floor load per square foot area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all safes, business machines and heavy equipment and installations such that the same are placed and maintained by Tenant, at Tenant's expense, in settings sufficient in Landlord's judgment to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent and payment to Landlord of Landlord's reasonable costs in connection therewith. If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with the Administrative Code of the City of New York and all other laws and regulations applicable thereto, and shall be done during such hours as Landlord may designate.

7.  SUBORDINATION.

        A. Subordination. This Lease is subject and subordinate to the Master Lease and to each and every ground or underlying lease of the Real Property or the Building hereafter made by Landlord (collectively, the "Superior Leases") and to each and every trust indenture and mortgage (each a "Mortgage" and collectively the "Mortgages") which may now or hereafter affect the Real Property, the Building or any such Superior Lease and the leasehold interest created thereby, and to all renewals, extensions, supplements, amendments, modifications, consolidations, and replacements thereof or thereto, substitutions therefor and advances made thereunder. This clause shall be self-operative and no further instrument of subordination shall be required to make the interest of any lessor under a Superior Lease, or trustee or mortgagee of a Mortgage superior to the interest of Tenant hereunder. In confirmation of such subordination, however, Tenant shall execute promptly any certificate that Landlord may request. If the date of expiration of any Superior Lease shall be the same day as the Expiration Date, the Term shall end and expire twelve (12) hours prior to the expiration of the Superior Lease. Tenant covenants and agrees that, except as expressly provided herein and to the extent that Tenant has knowledge of same, Tenant shall not do anything that would constitute a default under any Superior Lease or Mortgage, or omit to do anything that Tenant is obligated to do under the terms of this Lease so as to cause Landlord to be in default under any of the foregoing. If, at any time Landlord's obligations as lessee under the Master Lease require Landlord to modify any of its obligations under, or any of the terms of, this Lease or if, in connection with the financing of the Real Property, the Building or the interest of the lessee under any Superior Lease, any lending institution shall request reasonable modifications of this Lease, provided such modifications do not increase the obligations or adversely affect the rights of Tenant under this Lease, Tenant covenants to make such modifications.

        B. Attornment. If at any time prior to the expiration of the Term, any Mortgage shall be foreclosed or any Superior Lease shall terminate or be terminated for any reason, Tenant agrees, at the election and upon demand of any owner of the Real Property or the Building, or the lessor under any such Superior Lease, or of any mortgagee in possession of the Real Property or the Building, to attorn, from time to time, to any such owner, lessor or mortgagee, upon the then executory terms and conditions of this Lease, for the remainder of the term originally demised in this Lease, provided that such owner, lessor or mortgagee, as the case may be, or receiver caused to be appointed by any of the foregoing, shall not then be entitled to possession of the Premises. The provisions of this subsection B shall inure to the benefit of any such owner, lessor or mortgagee, shall apply notwithstanding that, as a matter of law, this Lease may terminate upon the termination of any such Superior Lease, and shall be self-operative upon any such demand, and no further instrument shall be required to give effect to said provisions. Tenant, however, upon demand of any such owner, lessor or mortgagee, agrees to execute, from time to time, instruments in confirmation of the foregoing provisions of this subsection B, satisfactory to any such owner, lessor or mortgagee, acknowledging such attornment and setting forth the terms and conditions of its tenancy. Nothing contained in this subsection B shall be construed to impair any right otherwise exercisable by any such owner, lessor or mortgagee.

        C. Subordination, Non-Disturbance Agreement. As a condition precedent to Tenant's agreement to be bound by Section 7A and B, Landlord agrees within thirty (30) days after the execution and delivery of this Lease to deliver from the then holder or holders of the existing Mortgage an agreement on such holder's or holders' form of agreement substantially to the effect that in the event of any foreclosure of the existing Mortgage, such holder or holders will not make Tenant a party-defendant to such foreclosure (unless required by law in order to obtain jurisdiction, but in such event, no judgment foreclosing this Lease will be sought) nor disturb its possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable notice and grace periods (any such agreement, or any agreement of similar import, is referred to as a "Non-Disturbance Agreement" and any provisions in any Mortgage substantially to the same effect as those contained in a Non-Disturbance Agreement are referred to as "Non-Disturbance Provisions"). As a condition precedent to Tenant's agreement to be bound by Section 7A and B, Landlord agrees within thirty (30) days after execution and delivery of this Lease to deliver from the holder ("Master Lessor") of the Master Lease an agreement on such Master Lessor's form of agreement substantially to the effect that in the event of any default of the Master Lease by reason of the default or insolvency of Landlord, the Master Lessor will permit Tenant to attorn to Master Lessor and will not disturb Tenant's possession under this Lease, so long as there shall be no default by Tenant under this Lease beyond applicable notice and grace periods. At or about the time that Landlord executes any future Mortgages, Landlord agrees to use its best efforts to obtain from the then holder or holders of such future Mortgages a Non-Disturbance Agreement on such holder's or holders' form of Non-Disturbance Agreement (a "Future Non-Disturbance Agreement" and any provisions in such future Mortgage substantially to the same effect as those contained in a Future Non-Disturbance Agreement are referred to as "Future Non-Disturbance Provisions"). At or about the time that Landlord executes any future Superior Lease of the Real Property or the Building, Landlord shall use its best efforts to obtain from the lessor thereof an agreement on such lessor's form of agreement substantially to the effect that in the event of the termination of such Superior Lease by reason of the default or insolvency of the lessee thereunder, such lessor will permit Tenant to attorn to such lessor and will not disturb Tenant's possession under this Lease so long as there shall be no default by Tenant under this Lease beyond applicable notice and grace periods (any such agreement, or any agreement of similar import is referred to as a "Future Tenant Recognition Agreement" and any provisions in such future Superior Lease substantially to the same effect as those contained in a Future Tenant Recognition Agreement are referred to as "Future Recognition Provisions"). If Landlord is unable in good faith after using its best efforts to obtain any such Future Non-Disturbance Agreement or Future Non-Disturbance Provisions or Future Tenant Recognition Agreement or Future Tenant Recognition Provisions, neither the validity of this Lease nor the obligations of Tenant under this Lease shall be affected thereby (except that Tenant shall not be required to subordinate this Lease to such future Mortgage(s) or Superior Lease(s)) and Landlord shall not be liable to Tenant for Landlord's failure to obtain any such Future Non-Disturbance Agreement or Future Non-Disturbance Provisions or Future Tenant Recognition Agreement or Future Tenant Recognition Provisions, it being intended that Landlord's sole obligation with respect to any Future Non-Disturbance Agreement or Future Non-Disturbance Provisions or Future Tenant Recognition Agreement or Future Tenant Recognition Provisions shall be to request, in good faith, at or about the date of execution of any future Mortgages or Superior Lease (with respect to any future Mortgages or Superior Lease) the then holders of any Mortgages or the then lessor under the Superior Lease, as the case may be, to enter into such Future Non-Disturbance Agreement or include Future Non-Disturbance Provisions in any future Mortgages or enter into such Future Tenant Recognition Agreement or include Future Tenant Recognition Provisions in any future Superior Lease as the case may be, if required by the holder of any Mortgage or by the lessor under any Superior Lease, Tenant shall promptly join in any commercially reasonable Future Non-Disturbance Agreement or Future Tenant Recognition Agreement to indicate its concurrence with the provisions thereof. If Tenant does not execute and deliver such Future Non-Disturbance Agreement or Future Tenant Recognition Agreement within ten (10) days from the date of delivery of same, Landlord may execute such Future Non-Disturbance Agreement and/or Future Tenant Recognition Agreement, as the case may be, on behalf of Tenant, as Tenant's attorney-in-fact. Tenant hereby agrees to pay all reasonable fees including without limitation, reasonable attorney's fees and disbursements, of any holder or lessor for preparing such Future Non-Disturbance Agreement or Future Tenant Recognition Agreement or Future Non-Disturbance Provisions or Future Tenant Recognition Provisions (providing, however, Tenant shall only be responsible for the payment of such fees in connection with three (3) Future Non-Disturbance Agreements, in the aggregate, and three (3) Future Tenant Recognition Agreements, in the aggregate, during the Term). The existing Mortgage is held by PW Real Estate Investments, Inc. Notwithstanding the foregoing, Landlord shall have no obligation to decline any financing under any Mortgage or not enter into any Superior Lease if any holder of any Mortgage or any lessor of any Superior Lease fails to provide a Non-Disturbance Agreement or Tenant Recognition Agreement or Non-Disturbance Provisions or Tenant Recognition Provisions, as the case may be.

8. RULES AND REGULATIONS. Tenant and Tenant's employees, agents, visitors and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and made a part hereof as Schedule A and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt, so long as the same do not materially and adversely impair Tenant's access to and use of the Premises (collectively, the "Rules and Regulations") on such notice to be given as Landlord may elect. Nothing in this Lease contained shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, against any other tenant and Landlord shall not be liable to Tenant for violation of the same by any other tenant, its employees, agents, visitors or licensees; provided, however, Landlord shall not enforce the Rules and Regulations in a manner which discriminates against Tenant.

9.  INSURANCE.

        A. Liability Insurance. Tenant shall obtain at its own expense and keep in full force and effect during the Term, a policy of commercial general liability insurance (including, without limitation, insurance covering Tenant's contractual liability under this Lease), under which Tenant is named as the insured, and Landlord, Landlord's managing agent, the present and any future mortgagee of the Real Property or the Building and/or such other designees specified by Landlord from time to time, are named as additional insureds. Such policy shall contain a provision that no act or omission of Tenant shall affect or limit the obligation of the insurance company to pay the amount of any loss sustained. Such policy shall also contain a provision which provides the insurance company will not cancel or refuse to renew the policy, or change in any material way the nature or extent of the coverage provided by such policy, without first giving Landlord at least thirty
(30) days written notice by certified mail, return receipt requested, which notice shall contain the policy number and the names of the insureds and policy holder. The minimum limits of liability shall be a combined single limit with respect to each occurrence in an amount of not less than $5,000,000 for injury (or death) and damage to property or such greater amount as Landlord may, from time to time, reasonably require. Tenant shall also maintain at its own expense during the Term a policy of workers' compensation insurance providing statutory benefits for Tenant's employees and employer's liability. Tenant shall provide to Landlord upon execution of this Lease and at least thirty (30) days prior to the termination of any existing policy, a certificate evidencing the effectiveness of the insurance policies required to be maintained hereunder which shall include the named insured, additional insured, carrier, policy number, limits of liability, effective date, the name of the insurance agent and its telephone number. Tenant shall provide Landlord with a complete copy of any such policy upon written request of Landlord. Tenant shall have no right to obtain any of the insurance required hereunder pursuant to a blanket policy covering other properties unless the blanket policy contains an endorsement that names Landlord, Landlord's managing agent and/or designees specified by Landlord from time to time, as additional insureds, references the Premises, and guarantees a minimum limit available for the Premises equal to the amount of insurance required to be maintained hereunder. Each policy required hereunder shall contain a clause that the policy and the coverage evidenced thereby shall be primary with respect to any policies carried by Landlord, and that any coverage carried by Landlord shall be excess insurance. The limits of the insurance required under this subsection shall not limit the liability of Tenant under this Lease. All insurance required to be carried by Tenant pursuant to the terms of this Lease shall be effected under valid and enforceable policies issued by reputable and independent insurers permitted to do business in the State of New York, and rated in Best's Insurance Guide, or any successor thereto (or if there be none, an organization having a national reputation) as having a general policyholder rating of "A-" and a financial rating of at least "10". In the event that Tenant fails to continuously maintain insurance as required by this subsection, Landlord may, at its option and without relieving Tenant of any obligation hereunder, order such insurance and pay for the same at the expense of Tenant. In such event, Tenant shall repay the amount expended by Landlord, with interest thereon, immediately upon Landlord's written demand therefor.

        B. "All Risk" Insurance. Tenant shall also maintain at its own expense during the Term a policy against fire and other casualty on an "all risk" form covering all Alterations, construction and other improvements installed within the Premises, whether existing in the Premises on the date hereof or hereinafter installed by or on behalf of Landlord or Tenant, and on all furniture, fixtures, equipment, personal property and inventory of Tenant located in the Premises and any property in the care, custody and control of Tenant (fixed or otherwise) sufficient to provide 100% full replacement value of such items, which policy shall otherwise comply with the provisions of subsections A and C of this
Article 9. On any such policy, Tenant shall name Landlord as a loss payee, as its interest may appear.

        C. Waiver of Subrogation. The parties hereto shall procure an appropriate clause in, or endorsement on, any "all-risk" property insurance covering the Premises and the Building, including its respective Alterations, construction and other improvements as well as personal property, fixtures, furniture, inventory and equipment located thereon or therein, pursuant to which the insurance companies waive subrogation or consent to a waiver of right of recovery, and each party hereby agrees that it will not make any claim against or seek to recover from the other or the partners, directors, officers, shareholders or employees of such party for any loss or damage to its property or the property of others resulting from fire or other hazards covered by such "all-risk" property insurance policies to the extent that such loss or damage is actually recoverable under such policies exclusive of any deductibles. Such waiver will not apply should any loss or damage result from one of the parties' gross negligence or willful misconduct. If the payment of an additional premium is required for the inclusion of such waiver of subrogation provision, each party shall advise the other of the amount of any such additional premiums and the other party shall pay the same. It is expressly understood and agreed that Landlord will not carry insurance on the Alterations, construction and other improvements presently existing or hereafter installed within the Premises or on Tenant's fixtures, furnishings, equipment, personal property or inventory located in the Premises or insurance against interruption of Tenant's business.

10. DESTRUCTION OF THE PREMISES; PROPERTY LOSS OR DAMAGE.

        A. Repair of Damage. If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this Lease shall continue in full force and effect except as hereinafter set forth. If the Premises shall be damaged by fire or other casualty, then the Premises shall be repaired and restored to its condition preceding the damage in accordance with the provisions of this Article 10. Whenever in this Article 10 reference is made to restoration of the Premises, (i) Tenant's obligation shall be as to all property within the Premises including Tenant's furniture, fixtures, equipment and other personal property, any and all Alterations, construction or other improvements made to the Premises by or on behalf of Tenant and any other leasehold improvements existing in the Premises on the date hereof, all of which shall be restored and replaced at Tenant's sole cost and expense and (ii) Landlord's obligation, if any, shall be as to the shell, which constitutes the structure of the Building and the mechanical, electrical, plumbing, air-conditioning and other building-wide systems up to the point of connection into the Premises. Landlord shall have no liability to Tenant, and Tenant shall not be entitled to terminate this Lease, if such repairs and restoration are not in fact completed within Landlord's estimated time period, so long as Landlord shall have proceeded with reasonable due diligence. The Rent until such repairs shall be made shall be reduced in the proportion which the area of the part of the Premises which is not usable by Tenant bears to the total area of the Premises; provided, however, should Tenant reoccupy a portion of the Premises for the conduct of its business prior to the date such repairs are made, the Rent shall be reinstated with respect to such reoccupied portion of the Premises and shall be payable by Tenant from the date of such occupancy. Notwithstanding the foregoing to the contrary, in no event shall the Rent be reduced for a period in excess of three (3) months following the date Landlord substantially completes its repair and restoration obligations hereunder.

        B. Landlord's Termination Option. Anything in subsection A of this
Article 10 to the contrary notwithstanding, if the Premises are totally damaged or are rendered wholly untenantable, or if the Building shall be so damaged by fire or other casualty that, in Landlord's opinion, either substantial alteration, demolition or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged or rendered untenantable), or if the Building, after its proposed repair, alteration or restoration, shall not be economically viable as an office building, then in any of such events, Landlord, at Landlord's option, may, not later than ninety (90) days following the damage, give Tenant a notice in writing terminating this Lease. In addition,
(i) if any damage shall occur to the Premises or the Building during the last two (2) years of the Term, Landlord shall have the option to terminate this Lease by thirty (30) days prior written notice to Tenant and (ii) Landlord shall not be obligated to repair or restore the Premises or the Building if a holder of a mortgage or underlying leasehold applies proceeds of insurance to the loan or lease payment balance, and the remaining proceeds, if any, available to Landlord are insufficient to pay for such repair or restoration. If Landlord elects to terminate this Lease, the Term shall expire upon the date set forth in such notice, and Tenant shall vacate the Premises and surrender the same to Landlord without prejudice however, to Landlord's rights and remedies against Tenant under this Lease in effect prior to such termination and any Rent owing shall be paid up to such date and any payments of Rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Upon the termination of this Lease under the conditions provided for in the next preceding sentence, Tenant's liability for Rent thereafter accruing shall cease as of the day following such damage.

        C. Tenant's Termination Option. Notwithstanding anything contained in this Article 10 to the contrary, in the event Landlord elects not to terminate this Lease as provided in subsection B above, Landlord shall, within ninety (90) days of the date of any casualty described in subsection B above, send Tenant a notice, which notice shall set forth the time period which Landlord, in its sole discretion, determines is necessary to repair the Premises. If the foregoing time period exceeds twelve (12) months, Tenant shall have the option to terminate this Lease upon thirty (30) days notice to Landlord. If the foregoing time period is twelve (12) months or less, and Landlord commences such repair work and such repair work is not completed on or before the date that is twelve
(12) months after the date that Landlord commences such repair work, Tenant shall have the right to send Landlord a notice ("Tenant's Termination Notice") of its intention to cancel this Lease and if Landlord does not substantially complete such repair work within thirty (30) days from the date of Landlord's receipt of Tenant's Termination Notice, then this Lease shall be terminated effective the date that is thirty (30) days after the date that Landlord receives Tenant's Termination Notice.

        D. Repair Delays. Landlord shall not be liable for reasonable delays which may arise by reason of the claim adjustment with any insurance company on the part of Landlord and/or Tenant, and for reasonable delays on account of "labor troubles" or any other cause beyond Landlord's control.

        E. Provision Controlling. The parties agree that this Article 10 constitutes an express agreement governing any case of damage or destruction of the Premises or the Building by fire or other casualty, and that Section 227 of the Real Property Law of the State of New York, which provides for such contingency in the absence of an express agreement, and any other law of like import now or hereafter in force shall have no application in any such case.

        F. Property Loss or Damage. Any Building employee to whom any property shall be entrusted by or on behalf of Tenant shall be deemed to be acting as Tenant's agent with respect to such property and neither Landlord nor its agents shall be liable for any damage to property of Tenant or of others entrusted to employees of the Building, nor for the loss of or damage to any property of Tenant by theft or otherwise. Neither Landlord nor its agents shall be liable for any injury or damage to persons or property or interruption of Tenant's business resulting from fire, explosion, falling plaster, steam, gas, electricity, water, rain or snow or leaks from any part of the Building or from the pipes, appliances or plumbing works or from the roof, street or subsurface or from any other place or by dampness or by any other cause of whatsoever nature, unless caused by the gross negligence of Landlord; nor shall Landlord or its agents be liable for any such damage caused by other tenants or persons in the Building or caused by construction of any private, public or quasi-public work nor shall Landlord be liable for any latent defect in the Premises or in the Building. Anything in this Article 10 to the contrary notwithstanding, nothing in this Lease shall be construed to relieve Landlord from responsibility directly to Tenant for any loss or damage caused directly to Tenant wholly or in part by the gross negligence or willful misconduct of Landlord. Nothing in the foregoing sentence shall affect any right of Landlord to the indemnity from Tenant to which Landlord may be entitled under Article 37 hereof in order to recoup for payments made to compensate for losses of third parties.

11. CONDEMNATION.

        A. Condemnation. If the whole of the Real Property, the Building or the Premises shall be acquired or condemned for any public or quasi-public use or purpose, this Lease and the Term shall end as of the date of the vesting of title with the same effect as if said date were the Expiration Date. If only a part of the Real Property shall be so acquired or condemned then, (i) except as hereinafter provided in this subsection A, this Lease and the Term shall continue in force and effect but, if a part of the Premises is included in the part of the Real Property so acquired or condemned, from and after the date of the vesting of title, the Rent shall be reduced in the proportion which the area of the part of the Premises so acquired or condemned bears to the total area of the Premises immediately prior to such acquisition or condemnation; (ii) whether or not the Premises shall be affected thereby, Landlord, at Landlord's option, may give to Tenant, within sixty (60) days next following the date upon which Landlord shall have received notice of vesting of title, a five (5) days notice of termination of this Lease; and (iii) if the part of the Real Property so acquired or condemned shall contain more than twenty percent (20%) of the total area of the Premises immediately prior to such acquisition or condemnation, or if, by reason of such acquisition or condemnation, Tenant no longer has reasonable means of access to the Premises, Tenant, at Tenant's option, may give to Landlord, within sixty (60) days next following the date upon which Tenant shall have received notice of vesting of title, a five (5) days notice of termination of this Lease. If any such five (5) days notice of termination is given by Landlord or Tenant, this Lease and the Term shall come to an end and expire upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date. If a part of the Premises shall be so acquired or condemned and this Lease and the Term shall not be terminated pursuant to the foregoing provisions of this subsection A, Landlord, at Landlord's expense, shall restore that part of the Premises not so acquired or condemned to a self-contained rental unit. In the event of any termination of this Lease and the Term pursuant to the provisions of this subsection A, the Rent shall be apportioned as of the date of sooner termination and any prepaid portion of Rent for any period after such date shall be refunded by Landlord to Tenant.


        B. Award. In the event of any such acquisition or condemnation of all or any part of the Real Property, Landlord shall be entitled to receive the entire award for any such acquisition or condemnation, Tenant shall have no claim against Landlord or the condemning authority for the value of any unexpired portion of the Term and Tenant hereby expressly assigns to Landlord all of its right in and to any such award. Nothing contained in this subsection B shall be deemed to prevent Tenant from making a claim in any condemnation proceedings for the then value of any furniture, furnishings and fixtures installed by and at the sole expense of Tenant and included in such taking, provided that such award shall not reduce the amount of the award otherwise payable to Landlord.

12. ASSIGNMENT AND SUBLETTING.

        A. Prohibition Without Consent. Tenant expressly covenants that it shall not (i) assign or otherwise transfer this Lease or the term and estate hereby granted, (ii) mortgage, pledge or encumber this Lease or the Premises or any part thereof in any manner by reason of any act or omission on the part of Tenant, (iii) sublet the Premises or any part thereof or permit the Premises or any part thereof to be used or occupied by others (whether for desk space, mailing privileges or otherwise) or (iv) advertise, or authorize a broker to advertise the Premises for assignment or subletting, without obtaining the prior written consent of Landlord in each instance. If this Lease be assigned, or if the Premises or any part thereof be sublet or occupied by anybody other than Tenant, Landlord may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the Rent herein reserved, but no assignment, underletting, occupancy or collection shall be deemed a waiver of the provisions hereof, the acceptance of the assignee, undertenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Landlord to an assignment or underletting shall not in any way be construed to relieve Tenant from obtaining the express consent in writing of Landlord to any further assignment or underletting. In no event shall any permitted subtenant assign or encumber its sublease or further sublet all or any portion



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

of its sublet space, or otherwise suffer or permit the sublet space or any part thereof to be used or occupied by others, without Landlord's prior written consent in each instance. Any assignment, sublease, mortgage, pledge, encumbrance or transfer in contravention of the provisions of this Article 12 shall be void.

        B. Notice of Proposed Transfer. If Tenant shall at any time or times during the Term desire to assign this Lease or sublet all or part of the Premises, Tenant shall give notice thereof to Landlord, which notice shall be accompanied by (i) a fully-executed letter of intent which sets forth the proposed business terms of the proposed assignment or sublease, the effective or commencement date of which shall be not less than thirty (30) nor more than one hundred and eighty (180) days after the giving of such notice, (ii) a statement setting forth in reasonable detail the identity of the proposed assignee or subtenant, the nature of its business and its proposed use of the Premises,
(iii) current financial information with respect to the proposed assignee or subtenant, including, without limitation, its most recent financial report, (iv) an agreement by Tenant to indemnify Landlord against liability resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease and (v) in the case of a sublease, such additional information related to the proposed subtenant as Landlord shall reasonably request, if any.

        C. Landlord's Option. The notice containing all of the information set forth in subsection B of this Article 12 above shall be deemed an offer from Tenant to Landlord whereby Landlord may, at its option, terminate this Lease (if the proposed transaction is an assignment or a sublease of all or substantially all of the Premises for substantially the remainder of the Term). Said option may be exercised by Landlord by notice to Tenant at any time within thirty (30) days after the aforesaid notice has been given by Tenant to Landlord; and during such thirty (30) day period Tenant shall not assign this Lease nor sublet such space to any person or entity.

        D. Termination by Landlord. If Landlord exercises its option to terminate this Lease in the case where Tenant desires either to assign this Lease or sublet all or substantially all of the Premises for substantially the remainder of the Term, then this Lease shall end and expire on the date that such assignment or sublet was to be effective or commence, as the case may be, and the Rent and additional rent due hereunder shall be paid and apportioned to such date. Furthermore, if Landlord exercises its option to terminate this Lease pursuant to subsection C of this Article 12, Landlord shall be free to and shall have no liability to Tenant if Landlord should lease the Premises (or any part thereof) to Tenant's prospective assignee or subtenant.

        E. Intentionally Deleted.


        F. Effect of Termination. If Landlord exercises its option to terminate this Lease as provided in subsection C above, if required by applicable law in connection with any termination of this Lease, Tenant shall complete, swear to and file any questionnaires, tax returns, affidavits or other documentation which may be required to be filed with the appropriate governmental agency in connection with any other tax which may now or hereafter be in effect. Tenant further agrees to pay any amounts which may be assessed in connection with any of such taxes and to indemnify Landlord against and to hold Landlord harmless from any claims for payment of such taxes as a result of such transactions.

        G. Conditions for Landlord's Approval. In the event Landlord does not exercise its option provided to it pursuant to subsection C of this Article 12 and provided that Tenant is not in default of any of Tenant's obligations under this Lease (after notice and the expiration of any applicable grace period) as of the time of Landlord's consent, and as of the effective date of the proposed assignment or commencement date of the proposed sublease, Landlord's consent (which must be in writing and form reasonably satisfactory to Landlord) to the proposed assignment or sublease shall not be unreasonably withheld or delayed, provided and upon condition that:

                (i) Tenant shall have complied with the provisions of subsection B of this Article 12 and Landlord shall not have exercised its option under subsection C of this Article 12 within the time permitted therefor;

                (ii) In Landlord's reasonable judgment the proposed assignee or subtenant is engaged in a business or activity, and the Premises, or the relevant part thereof, will be used in a manner which (a) intentionally deleted,
(b) is limited to the use of the Premises as provided in Article 2, and (c) and is not otherwise used in a manner prohibited by this Lease;

                (iii) The proposed assignee or subtenant is a reputable party of good character and with sufficient financial worth considering the responsibility involved, and Landlord has been furnished with reasonable proof thereof;

(iv) Neither (a) the proposed assignee or subtenant nor (b) any person which, directly or indirectly, controls, is controlled by or is under common control with, the proposed assignee or subtenant, is then an occupant of any part of the Building, and there is comparable space in the Building for a comparable term;

                (v) The proposed assignee or subtenant is not a person with whom Landlord is or has been, within the preceding six (6) month period, negotiating to lease space in the Building;

                (vi) The form of the proposed sublease or instrument of assignment (a) shall be in form reasonably satisfactory to Landlord, and (b) shall comply with the applicable provisions of this Article 12;

                (vii) There shall not be more than three (3) subtenants of the Premises;

                (viii) The amount of the aggregate rent to be paid by the proposed subtenant is not less than ninety-five (95%) percent of the then current market rent per rentable square foot for the Premises (provided there is comparable space in the Building at the time that Tenant submits to Landlord a notice of its desire to assign or sublet in accordance with subsection B above) as though the Premises were vacant, and the rental and other terms and conditions of the sublease are substantially and materially the same as those contained in the proposed sublease furnished to Landlord pursuant to subsection B of this Article 12;

                (ix) Intentionally Deleted;

                (x) Tenant shall not have listed the Premises for subletting or assignment, with a broker, agent or representative other than the then managing agent of the Building or other agent designated by Landlord for a period of ninety (90) days from the date that Tenant submits to Landlord a notice of its desire to assign or sublet in accordance with subsection B above;

                (xi) The proposed occupancy shall not, in Landlord's reasonable opinion, increase the office cleaning requirements or the Building's operating or other expenses or impose an extra unreasonable burden upon services to be supplied by Landlord to Tenant;

                (xii) The proposed assignee or subtenant or its business shall not be subject to compliance with additional requirements of law (including related regulations) beyond those requirements which are applicable to the named Tenant herein which shall impose compliance of any additional requirements of law upon the Landlord; and

                (xiii) The proposed subtenant or assignee shall not be entitled, directly or indirectly, to diplomatic or sovereign immunity and shall be subject to the service of process in, and the jurisdiction of the courts of New York State.

        Landlord shall grant or deny its consent to any proposed subleasing or assignment within twenty (20) days of Tenant's request therefore. Each subletting pursuant to this subsection G of this Article 12 shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Notwithstanding any such subletting to any subtenant and/or acceptance of Rent or additional rent by Landlord from any subtenant, Tenant shall and will remain fully liable for the payment of the Rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed and all acts and omissions of any licensee or subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of this Lease shall be deemed to be a violation by Tenant. Tenant further agrees that notwithstanding any such subletting, no other and further subletting of the Premises by Tenant or any person claiming through or under Tenant shall or will be made except upon compliance with and subject to the provisions of this Article 12. If Landlord shall decline to give its consent to any proposed assignment or sublease, or if Landlord shall exercise its option under subsection C of this Article 12, Tenant shall indemnify, defend and hold harmless Landlord against and from any and all loss, liability, damages, costs, and expenses (including reasonable counsel fees) resulting from any claims that may be made against Landlord by the proposed assignee or subtenant or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

        H. Future Requests. In the event that (i) Landlord fails to exercise its option under subsection C of this Article 12 and consents to a proposed assignment or sublease, and (ii) Tenant fails to execute and deliver the assignment or sublease to which Landlord consented within ninety (90) days after the giving of such consent, then, Tenant shall again comply with all of the provisions and conditions of subsection B of this Article 12 before assigning this Lease or subletting all or part of the Premises.

        I. Sublease Provisions. With respect to each and every sublease or subletting authorized by Landlord under the provisions of this Lease, it is further agreed that:

                (i) No subletting shall be for a term ending later than one (1) day prior to the Expiration Date of this Lease;

                (ii) No sublease shall be delivered, and no subtenant shall take possession of the Premises or any part thereof, until an executed counterpart of such sublease has been delivered to Landlord;

                (iii) Each sublease shall provide that it is subject and subordinate to this Lease and to the matters to which this Lease is or shall be subordinate, and that in the event of termination, re-entry or dispossession by Landlord under this Lease Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord pursuant to the then executory provisions of such sublease, except that Landlord shall not (a) be liable for any previous act or omission of Tenant under such sublease, (b) be subject to any counterclaim, offset or defense, not expressly provided in such sublease, which theretofore accrued to such subtenant against Tenant, or (c) be bound by any previous modification of such sublease or by any previous prepayment of more than one (1) month's Rent. The provisions of this Article 12 shall be self-operative and no further instrument shall be required to give effect to this provision; and

                (iv) If any laws, orders, rules or regulations of any applicable governmental authority require that any Hazardous Substances, including, without limitation, asbestos, contained in or about the Premises to be sublet (the "Sublet Space") be dealt with in any particular manner in connection with any alteration of the Sublet Space, then it shall be either the Tenant's or the subtenant's obligation, at such party's expense, to deal with such Hazardous Substances in accordance with all such laws, orders, rules and regulations (unless Landlord elects to deal with such Hazardous Substances itself, in which event, the Tenant or the subtenant shall reimburse Landlord for all of Landlord's costs and expenses in connection therewith within ten (10) days next following the rendition of a statement therefor).

        J. Profits from Assignment or Subletting. Landlord shall give its consent to any assignment of this Lease or to any sublease or if Tenant shall enter into any other assignment or sublease permitted hereunder, Tenant shall in consideration therefor, pay to Landlord, as additional rent:

                (i) in the case of an assignment, an amount equal to sixty (60%) percent of all sums and other considerations paid to Tenant by the assignee for or by reason of such assignment (including, but not limited to, sums paid for the sale of Tenant's fixtures, leasehold improvements, equipment, furniture, furnishings or other personal property, less, in the case of a sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns) less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions, legal fees, marketing and advertising costs or reasonable alteration expenses incurred in connection with such assignment, provided that Tenant shall submit to Landlord a receipt evidencing the payment of such expenses (or other proof of payment as Landlord shall reasonably require); and

                (ii) in the case of a sublease, sixty (60%) percent of any rents, additional charges or other consideration payable under the sublease on a per square foot basis to Tenant by the subtenant which is in excess of the Rent and additional rent accruing during the term of the sublease in respect of the subleased space (at the rate per square foot payable by Tenant hereunder) pursuant to the terms hereof (including, but not limited to, sums paid for the sale or rental of Tenant's fixtures, leasehold improvements, equipment, furniture or other personal property, less, in the case of the sale thereof, the then net unamortized or undepreciated cost thereof determined on the basis of Tenant's federal income tax returns), less all expenses reasonably and actually incurred by Tenant on account of brokerage commissions, legal fees, marketing and advertising costs or reasonable alteration expenses incurred; and the cost of demising the premises so sublet in connection with such sublease, provided that Tenant shall submit to Landlord a receipt evidencing the payment of such expenses (or other proof of payment as Landlord shall require). The sums payable under this subsection J(ii) of this Article 12 shall be paid to Landlord as and when payable by the subtenant to Tenant.

        K. Other Transfers. (i) If Tenant is a corporation other than a corporation whose stock is listed and traded on a nationally recognized stock exchange (hereinafter referred to as a "public corporation"), the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority of the stock of Tenant as if such transfer of a majority of the stock of Tenant were an assignment of this Lease; but said provisions shall not apply to transactions with a corporation into or with which Tenant is merged or consolidated or to which substantially all of Tenant's assets are transferred, provided that such merger, consolidation or transfer of assets is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby, and provided further, that in any of such events (a) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease and (b) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least ten (10) days prior to the effective date of any such transaction. An initial public offering of the stock of Tenant shall not be deemed to be an assignment under this Lease.

                (i) If Tenant is a partnership, the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of a majority interest in the partnership, as if such transfer were an assignment of this Lease.

                (ii) If Tenant is a subdivision, authority, body, agency, instrumentality or other entity created and/or controlled pursuant to the laws of the State of New York or any city, town or village of such state or of federal government ("Governmental Entity"), the provisions of subsection A of this Article 12 shall apply to a transfer (by one or more transfers) of any of Tenant's rights to use and occupy the Premises, to any other Governmental Entity, as if such transfer of the right of use and occupancy were an assignment of this Lease; but said provisions shall not apply to a transfer of any of Tenant's rights in and to the Premises to any Governmental Entity which shall replace or succeed to substantially similar public functions, responsibilities and areas of authority as Tenant, provided that in any of such events the successor Governmental Entity (a) shall utilize the Premises in a manner substantially similar to Tenant, and (b) shall not utilize the Premises in any manner which, in Landlord's judgment, would impair the reputation of the Building as a first-class office building.

        L. Related Corporation. Tenant may, without Landlord's consent, but upon prior notice to Landlord, permit any corporations or other business entities (but not including Governmental Entities) which control, are controlled by, or are under common control with Tenant (herein referred to as "related corporation") to sublet all or part of the Premises for any of the purposes permitted to Tenant, subject however to compliance with Tenant's obligations under this Lease. Such subletting shall not be deemed to vest in any such related corporation any right or interest in this Lease or the Premises nor shall it relieve, release, impair or discharge any of Tenant's obligations hereunder. For the purposes hereof, "control" shall be deemed to mean ownership of not less than fifty percent (50%) of all of the voting stock of such corporation or not less than fifty percent (50%) of all of the legal and equitable interest in any other business entities.

        M. Assumption by Assignee. Any assignment or transfer, whether made with Landlord's consent pursuant to subsection A of this Article 12 or without Landlord's consent pursuant to subsection K or L of this Article 12, shall be made only if, and shall not be effective until, the assignee shall execute, acknowledge and deliver to Landlord an agreement in form and substance satisfactory to Landlord whereby the assignee shall assume the obligations of this Lease and agree to be bound by all of the terms, conditions, covenants and provisions hereof on the part of Tenant to be performed or observed and whereby the assignee shall agree that the provisions in subsection A of this Article 12 shall, notwithstanding such assignment or transfer, continue to be binding upon it in respect of all future assignments and transfers. The original named Tenant covenants that, notwithstanding any assignment or transfer, whether or not in violation of the provisions of this Lease, and notwithstanding the acceptance of Rent and/or additional rent by Landlord from an assignee, transferee or any other party, the original named Tenant shall remain fully liable for the payment of the Rent and additional rent and for the other obligations of this Lease on the part of Tenant to be performed or observed.

        N. Liability of Tenant. The joint and several liability of Tenant and any immediate or remote successor in interest of Tenant and the due performance of the obligations of this Lease on Tenant's part to be performed or observed shall not be discharged, released or impaired in any respect by any agreement or stipulation made by Landlord extending the time, or modifying any of the obligations, of this Lease, or by any waiver or failure of Landlord to enforce any of the obligations of this Lease.

        O. Listings. The listing of any name other than that of Tenant, whether on the doors of the Premises or the Building directory, or otherwise, shall not operate to vest any right or interest in this Lease or in the Premises, nor shall it be deemed to be the consent of Landlord to any assignment or transfer of this Lease or to any sublease of the Premises or to the use or occupancy thereof by others. Any such listing shall constitute a privilege extended by Landlord, revocable at Landlord's will by notice to Tenant.

        P. Exclusive Broker. In the event Tenant desires to sublet the Premises or assign this Lease, at Landlord's option, Tenant shall designate Landlord, the then managing agent of the Building or other agent designated by Landlord for a period of ninety (90) days from the date that Tenant submits a notice to Landlord of its desire to sublet or assign in accordance with subsection B above, as Tenant's exclusive agent to effect such sublease or assignment and shall pay Landlord, the managing agent or such other agent, as the case may be, a reasonable brokerage commission computed in accordance with the usual rates charged by Landlord, the managing agent or such other agent.

        Q. Re-entry by Landlord. If Landlord shall recover or come into possession of the Premises before the date herein fixed for the termination of this Lease, pursuant to the terms of this Lease, Landlord shall have the right, at its option, to take over any and all subleases or sublettings of the Premises or any part thereof made by Tenant and to succeed to all the rights of said subleases and sublettings or such of them as it may elect to take over. Tenant hereby expressly assigns and transfers to Landlord such of the subleases and sublettings as Landlord may elect to take over at the time of such recovery of possession, such assignment and transfer not to be effective until the termination of this Lease or re-entry by Landlord hereunder, pursuant to the terms of this Lease, or if Landlord shall otherwise succeed to Tenant's estate in the Premises, at which time Tenant shall upon request of Landlord, execute, acknowledge and deliver to Landlord such further instruments of assignment and transfer as may be necessary to vest in Landlord the then existing subleases and sublettings. Every subletting hereunder is subject to the condition and by its acceptance of and entry into a sublease, each subtenant thereunder shall be deemed conclusively to have thereby agreed from and after the termination of this Lease or re-entry by Landlord hereunder, pursuant to the terms of this Lease, of or if Landlord shall otherwise succeed to Tenant's estate in the Premises that such subtenant shall waive any right to surrender possession or to terminate the sublease and, at Landlord's election, such subtenant shall be bound to Landlord for the balance of the term of such sublease and shall attorn to and recognize Landlord, as its landlord, under all of the then executory terms of such sublease, except that Landlord shall not (i) be liable for any previous act, omission or negligence of Tenant under such sublease, (ii) be subject to any counterclaim, defense or offset not expressly provided for in such sublease, which theretofore accrued to such subtenant against Tenant, (iii) be bound by any previous modification or amendment of such sublease or by any previous prepayment of more than one (1) month's rent and additional rent which shall be payable as provided in the sublease, (iv) be obligated to repair the subleased space or the Building or any part thereof, in the event of total or substantial total damage beyond such repair as can reasonably be accomplished from the net proceeds of insurance actually made available to Landlord (unless the subleased space is all or substantially all of the Premises), (v) be obligated to repair the subleased space or the Building or any part thereof, in the event of partial condemnation beyond such repair as can reasonably be accomplished from the net proceeds of any award actually made available to Landlord as consequential damages allocable to the part of the subleased space or the Building not taken (unless the subleased space is all or substantially all of the Premises) or (vi) be obligated to perform any work in the subleased space of the Building or to prepare them for occupancy beyond Landlord's obligations under this Lease, and the subtenant shall execute and deliver to Landlord any instruments Landlord may reasonably request to evidence and confirm such attornment. Each subtenant or licensee of Tenant shall be deemed automatically upon and as a condition of occupying or using the Premises or any part thereof, to have given a waiver of the type described in and to the extent and upon the conditions set forth in this Article 12.

        R. Reimbursement. Within ten (10) business days after receipt of a bill therefor, Tenant shall reimburse Landlord for the reasonable costs that may be incurred by Landlord in connection with any assignment or sublease, including, without limitation, the costs of making investigations as to the acceptability of the proposed assignee or subtenant, and reasonable legal costs incurred by Landlord in connection with the granting of any requested consent.

13. CONDITION OF THE PREMISES.

        A. Acceptance by Tenant. Tenant has examined the Premises and agrees to accept possession of the Premises in the condition and state of repair which shall exist on the date hereof "as is." Tenant agrees that except for performance of Landlord's Post-Commencement Core Work, Landlord shall have no other obligation to perform any work or make any installations in order to prepare the Premises for Tenant's occupancy. Landlord shall substantially complete that portion of Landlord's Post- Commencement Core Work consisting of installation of certain windows located on the second (2nd) floor portion of the Premises (the "Window Work") by September 30, 1999, as set forth on Schedule B (with respect to the mezzanine portion of the Premises, Landlord shall clean, scrape and make such windows fully operable and appear substantially similar to the new windows that are installed on the second (2nd) floor of the Premises in the reasonable judgment of Tenant). In the event Landlord fails to substantially complete the Window Work by November 1, 1999, subject to the terms and conditions contained in Article 26, Tenant shall be entitled to receive an abatement of Rent, in the amount equal to one half (_) of one (1) day of Rent for each day commencing on November 1, 1999 that the Window Work is not substantially completed until the date that the Window Work is substantially completed. The taking of possession of the Premises by Tenant shall be conclusive evidence as against Tenant that, at the time such possession was so taken, the Premises and the Building were in good and satisfactory condition (except for latent defects which Tenant must provide notice thereof to Landlord within twelve (12) months from the Rent Commencement Date) and that Landlord's Pre-Commencement Core Wor k was substantially completed.

        B. Tenant's Initial Alteration. Tenant agrees to perform, or to cause contractors approved by Landlord to perform, Tenant's Initial Alteration in accordance with the terms, conditions and provisions contained in this Lease, including, without limitation, Schedules C, D and E annexed hereto. All of the terms, covenants and conditions of Schedules C, D and E are incorporated in this Lease as if fully set forth at length herein.

14. ACCESS TO PREMISES.

        A. Access by Landlord. Tenant shall permit Landlord, Landlord's agents and public utilities servicing the Building to erect, use, maintain and replace, concealed ducts, pipes and conduits in and through the Premises. Landlord, Landlord's agents and/or affiliates, and the holder of any Mortgage shall each have the right to enter the Premises at all reasonable times upon reasonable prior notice to Tenant, except in the case of an emergency, to (i) examine the same, (ii) to show them to prospective purchasers, mortgagees or lessees (during the last six (6) months of the Term) of the Building or space therein, (iii) to make such decorations, repairs, replacements, alterations, improvements or additions as Landlord may deem necessary or desirable to the Premises or to any other portion of the Building or which Landlord may elect to perform following Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this Lease, (iv) for the purpose of complying with laws, regulations or other requirements of government authorities and (v) to perform "Remedial Work" (as defined in Article 40 hereof) after the failure of Tenant to perform the same in accordance with the terms of this Lease. Landlord shall be allowed, during the progress of any work in and about the Premises, to take all necessary material and equipment into and upon the Premises and to store them within the Premises without the same constituting an eviction or constructive eviction of Tenant in whole or in part and the Rent shall in nowise abate while any decorations, repairs, replacements, alterations, improvements or additions are being made, by reason of loss or interruption of business of Tenant, or otherwise, provided that Landlord shall endeavor to minimize the adverse effects on Tenant of any such entry or storage of materials by Landlord in or about the Premises for any reason, provided, however, Landlord shall have no obligation to use overtime personnel or pay premium rates in connection with any such work. During the six (6) months prior to the Expiration Date or the expiration of any renewal or extended term, Landlord may exhibit the Premises to prospective tenants thereof. If Tenant shall not be personally present to open and permit an entry into the Premises, in the event of an emergency, when for any reason an entry therein shall be necessary, Landlord or Landlord's agents may enter the same by a master key, or, in the event of an emergency, may forcibly enter the same, without rendering Landlord or such agents liable therefor (if during such entry Landlord or Landlord's agents shall accord reasonable care to Tenant's property), and without in any manner affecting the obligations and covenants of this Lease. Nothing herein contained, however, shall be deemed or construed to impose upon Landlord any obligation, responsibility or liability whatsoever, for the care, supervision or repair of the Building or any part thereof, other than as herein provided. Notwithstanding anything to the contrary contained herein, and subject to the imposition of any legal requirements which may be imposed at the Building, Landlord agrees that the Premises shall not be used as a point of re-entry from any external fire staircases in the Building.

        B. Other Landlord Privileges. Landlord shall have the right at any time, without the same constituting an actual or constructive eviction and without incurring any liability to Tenant therefor, to change the arrangement and/or location of entrances or passageways, doors and doorways, corridors, elevators, stairs, toilets or other public parts of the Building and to change the name, number or designation by which the Building is commonly known, provided that (a) any such change does not deprive Tenant of reasonable access to the Premises,
(b) such change does not materially interfere with Tenant's use and occupancy of the Premises, and (c) Landlord shall endeavor to minimize the extent and duration of any interference with the use of the Premises. Landlord shall have no obligation to use overtime personnel or pay any premium rates in connection with such work. Tenant acknowledges that Landlord may (but shall have no obligation to) perform repairs, improvements, alterations and/or substantial renovation work in and to the public parts of the Building and the mechanical and other systems serving the Building (which work may include improvements to the lobby and facade of the Building, which may require that scaffolding and/or a sidewalk bridge be placed in front of the Building, and the replacement of window glass, requiring access to the same from within the Premises), provided that (a) any such change does not deprive Tenant of reasonable access to the Premises, (b) such change does not materially interfere with Tenant's use and occupancy of the Premises, and (c) Landlord shall endeavor to minimize the extent and duration of any interference with the use of the Premises. Landlord shall have no obligation to use overtime personnel or pay any premium rates in connection with such work. Landlord shall incur no liability to Tenant, nor shall Tenant be entitled to any abatement of Rent on account of any noise, vibration or other disturbance to Tenant's business at the Premises (provided that Tenant is not denied access thereto) which shall arise out of the performance by Landlord or other tenants of the aforesaid repairs, alterations, additions, improvements, alterations and renovations of the Building or any part thereof and Tenant hereby agrees to release Landlord of and from any claims (including without limitation, claims arising by reason of loss or interruption of business) of every kind and nature whatsoever arising under or in connection therewith. Tenant understands and agrees that all parts (except surfaces facing the interior of the Premises) of all walls, windows and doors bounding the Premises (including exterior Building walls, core corridor walls, doors and entrances), all balconies, terraces and roofs adjacent to the Premises, all space in or adjacent to the Premises used for shafts, stacks, stairways, chutes, pipes, conduits, ducts, fan rooms, heating, air cooling, plumbing and other mechanical facilities, service closets and other Building facilities are not part of the Premises, and Landlord shall have the use thereof, as well as access thereto through the Premises for the purposes of operation, maintenance, alteration and repair. Landlord, throughout the Term, shall have free access to any and all mechanical installations of Landlord, including but not limited to air-cooling, fan, ventilating, machine rooms and electrical closets.

        C. Courtyard Access. Tenant shall permit Landlord and/or certain maintenance personnel (the "Maintenance Personnel") to enter the Premises in order to maintain, repair and/or replace certain equipment located in the courtyard of the Building adjacent to the Premises (the "Courtyard Space"). Tenant hereby agrees that Landlord and the Maintenance Personnel shall be permitted to enter the Premises in order to access the Courtyard Space and (except in the case of an emergency where such access shall be permitted in accordance with the provisions of subsection A above) such access shall be subject to the following: (i) Landlord shall provide Tenant with reasonable notice of such access, (ii) such access shall be at reasonable times, (iii) a Building representative shall accompany the Maintenance Personnel, (iv) a Tenant representative shall accompany the Maintenance Personnel and Building representative, (v) entry to the Premises for such purpose shall be made through the elevator servicing the Premises which is located in the northeast portion of the Premises, and (vi) Landlord shall use reasonable efforts not to transport heavy machinery through the Premises during business hours when entering the Premises for the purposes set forth in this subsection C.

15. CERTIFICATE OF OCCUPANCY . Tenant shall not at any time use or occupy the Premises in violation of the certificate of occupancy issued or which may be issued for the Premises or for the Building (providing such certificate of occupancy does not prohibit Tenant's Permitted Use of the Premises as set forth in Section IA[xiii]) and in the event that any department of the City or State of New York shall hereafter at any time contend and/or declare by notice, violation, order or in any other manner whatsoever that the Premises are used for a purpose which is a violation of such certificate of occupancy, Tenant shall, upon five (5) days written notice from Landlord, immediately discontinue such use of the Premises. Failure by Tenant to discontinue such use after such notice shall be considered a default in the fulfillment of a covenant of this Lease and Landlord shall have the right to terminate this Lease immediately, and in addition thereto shall have the right to exercise any and all rights and privileges and remedies given to Landlord by and pursuant to the provisions of Articles 17 and 18 hereof.

16. LANDLORD'S LIABILITY. The obligations of Landlord under this Lease shall not be binding upon Landlord named herein after the sale, conveyance, assignment or transfer by such Landlord (or upon any subsequent landlord after the sale, conveyance, assignment or transfer by such subsequent landlord) of its interest in the Building or the Real Property, as the case may be, and in the event of any such sale, conveyance, assignment or transfer, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, grantee, assignee or other transferee that such purchaser, grantee, assignee or other transferee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder. Neither the shareholders, members, directors or officers of Landlord, if Landlord is a corporation, nor the partners comprising Landlord (nor any of the shareholders, members, directors or officers of such partners), if Landlord is a partnership (collectively, the "Parties"), shall be liable for the performance of Landlord's obligations under this Lease. Tenant shall look solely to Landlord to enforce Landlord's obligations hereunder and shall not seek any damages against any of the Parties. The liability of Landlord for Landlord's obligations under this Lease shall not exceed and shall be limited to Landlord's interest in the Building and the Real Property (and any refinancing or any sale proceeds) and Tenant shall not look to or attach any other property or assets of Landlord or the property or assets of any of the Parties in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. In no event shall Landlord (or any of the officers, trustees, directors, partners, beneficiaries, joint ventures, members, stockholders or other principals or representatives and the like, disclosed or undisclosed, thereof) ever be liable for incidental or consequential damages.

17. DEFAULT.

        A. Events of Default; Conditions of Limitation. This Lease and the term and estate hereby granted are subject to the limitations that upon the occurrence, at any time prior to or during the Term, of any one or more of the following events (referred to as "Events of Default"):

                (i) if Tenant shall default in the payment when due of any installment of Rent or in the payment when due of any additional rent, and any such default shall continue for a period of ten (10) days after notice by Landlord to Tenant of such default; or

                (ii) if Tenant shall default in the observance or performance of any term, covenant or condition of this Lease on Tenant's part to be observed or performed (other than the covenants for the payment of Rent and additional rent) and Tenant shall fail to remedy such default within twenty (20) days after notice by Landlord to Tenant of such default, or if such default is of such a nature that it cannot be completely remedied within said period of twenty (20) days and Tenant shall not commence within said period of twenty (20) days, or shall not thereafter diligently prosecute to completion all steps necessary to remedy such default; or

                (iii) Intentionally Deleted; or

                (iv) if the Premises shall become abandoned; or

                (v) if Tenant's interest in this Lease shall devolve upon or pass to any person, whether by operation of law or otherwise, except as may be expressly permitted under Article 12 hereof; or

                (vi) if this Lease shall be rejected under Section 235 of Title 11 of the U.S. Bankruptcy Code; or

                (vii) if any execution or attachment shall be issued against Tenant or any of Tenant's property pursuant to which the Premises shall be taken or occupied; then, in any of said cases, at any time prior to or during the Term, of any one or more of such Events of Default, Landlord, at any time thereafter, at Landlord's option, may give to Tenant a five (5) days notice of termination of this Lease and, in the event such notice is given, this Lease and the Term shall come to an end and expire (whether or not the Term shall have commenced) upon the expiration of said five (5) days with the same effect as if the date of expiration of said five (5) days were the Expiration Date, but Tenant shall remain liable for damages as provided in Article 18 hereof.

        B. Effect of Bankruptcy. Anything elsewhere in this Lease to the contrary notwithstanding, this Lease may be canceled by Landlord by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (i) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor, provided such case is not dismissed within ninety (90) days following its commencement; or (ii) the making by Tenant of any assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the Premises but shall forthwith quit and surrender the Premises. If this Lease shall have been assigned in accordance with its terms, the provisions of this Article 17 shall be applicable to any of the persons or entities primarily or secondarily liable for Tenant's obligations under this Lease. It is stipulated and agreed that in the event of the termination of this Lease pursuant to this subsection, Landlord shall forthwith, notwithstanding any other provisions of this Lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount determined in accordance with subsection B(i)(c) of Article 18 of this Lease.

        C. Conditional Limitation. Nothing contained in this Article 17 shall be deemed to require Landlord to give the notices herein provided for prior to the commencement of a summary proceeding for non-payment of rent or a plenary action for recovery of rent on account of any default in the payment of the same, it being intended that such notices are for the sole purpose of creating a conditional limitation hereunder pursuant to which this Lease shall terminate and if Tenant thereafter remains in possession after such termination, Tenant shall do so as a holdover tenant.

18. REMEDIES AND DAMAGES.

        A. Landlord's Remedies. (i) If Tenant shall default, beyond any applicable notice and cure periods, in the payment when due of any installment of Rent or in the payment when due of any additional rent, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied or attempted to be taken or occupied by someone other than Tenant, or if this Lease and the Term shall expire and come to an end as provided in Article 17:

                (a) Landlord and its agents and servants may immediately, or at any time after such default, beyond any applicable notice and cure periods, or after the date upon which this Lease and the Term shall expire and come to an end, re-enter the Premises or any part thereof, either by summary proceedings, or by any other applicable action or proceeding, (without being liable to indictment, prosecution or damages therefor), and may repossess the Premises and dispossess Tenant and any other persons from the Premises and remove any and all of their property and effects from the Premises; and

                (b) Landlord, at Landlord's option, may relet the whole or any part or parts of the Premises from time to time, either in the name of Landlord or otherwise, to such tenant or tenants, for such term or terms ending before, on or after the Expiration Date, at such rental or rentals and upon such other conditions, which may include concessions and free rent periods, as Landlord, in its sole discretion, may determine. Landlord shall have no obligation to relet the Premises or any part thereof and shall in no event be liable for refusal or failure to relet the Premises or any part thereof, or, in the event of any such reletting, for refusal or failure to collect any rent due upon any such reletting, and no such refusal or failure shall operate to relieve Tenant of any liability under this Lease or otherwise to affect any such liability; Landlord, at Landlord's option, may make such repairs, replacements, alterations, additions, improvements, decorations and other physical changes in and to the Premises as Landlord, in its sole discretion, considers advisable or necessary in connection with any such reletting or proposed reletting, without relieving Tenant of any liability under this Lease or otherwise affecting any such liability. Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to collect rent due and payable from such immediately successive tenant of the Premises, or any portion of the Premises, provided, however, such reasonable commercial efforts shall not require Landlord to expend more than Ten Thousand and 00/100 ($10,000.00) Dollars in attorney's fees in connection with its efforts to collect such rent.

                (ii) Tenant hereby waives the service of any notice of intention to re-enter or to institute legal proceedings to that end which may otherwise be required to be given under any present or future law. Tenant, on its own behalf and on behalf of all persons claiming through or under Tenant, including all creditors, does further hereby waive any and all rights which Tenant and all such persons might otherwise have under any present or future law to redeem the Premises, or to re-enter or repossess the Premises, or to restore the operation of this Lease, after (a) Tenant shall have been dispossessed by a judgment or by warrant of any court or judge, or (b) any re-entry by Landlord, or (c) any expiration or termination of this Lease and the Term, whether such dispossess, re-entry, expiration or termination shall be by operation of law or pursuant to the provisions of this Lease. The words "re-enter", "re-entry" and "re-entered" as used in this Lease shall not be deemed to be restricted to their technical legal meanings. In the event of a breach or threatened breach by Tenant, or any persons claiming through or under Tenant, of any term, covenant or condition of this Lease on Tenant's part to be observed or performed, Landlord shall have the right to enjoin such breach and the right to invoke any other remedy allowed by law or in equity as if re-entry, summary proceedings and other special remedies were not provided in this Lease for such breach. The right to invoke the remedies hereinbefore set forth are cumulative and shall not preclude Landlord from invoking any other remedy allowed at law or in equity.

        B. Damages. (i) If this Lease and the Term shall expire and come to an end as provided in Article 17, or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in subsection A of this Article 18, or by or under any summary proceeding or any other action or proceeding, then, in any of said events:

                (a) Tenant shall pay to Landlord all Rent, additional rent and other charges payable under this Lease by Tenant to Landlord to the date upon which this Lease and the Term shall have expired and come to an end or to the date of re-entry upon the Premises by Landlord, as the case may be;

                (b) Tenant also shall be liable for and shall pay to Landlord, as damages, any deficiency (referred to as "Deficiency") between the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term and the net amount, if any, of rents collected under any reletting effected pursuant to the provisions of subsection (A)(i) of this Article 18 for any part of such period (first deducting from the rents collected under any such reletting all of Landlord's reasonable expenses in connection with the termination of this Lease, or Landlord's reentry upon the Premises and with such reletting including, but not limited to, all repossession costs, brokerage commissions, advertising, legal expenses, attorneys' fees and disbursements, alteration costs and other expenses of preparing the Premises for such reletting); any such Deficiency shall be paid in monthly installments by Tenant on the days specified in this Lease for payment of installments of Rent, Landlord shall be entitled to recover from Tenant each monthly Deficiency as the same shall arise, and no suit to collect the amount of the Deficiency for any month shall prejudice Landlord's right to collect the Deficiency for any subsequent month by a similar proceeding; and

                (c) whether or not Landlord shall have collected any monthly Deficiencies as aforesaid, Landlord shall be entitled to recover from Tenant, and Tenant shall pay to Landlord, on demand, in lieu of any further Deficiencies as and for liquidated and agreed final damages, a sum equal to the amount by which the Rent reserved in this Lease for the period which otherwise would have constituted the unexpired portion of the Term exceeds the then fair and reasonable rental value of the Premises for the same period, less the aggregate amount of Deficiencies theretofore collected by Landlord pursuant to the provisions of subsection B(l)(b) of this Article 18 for the same period; if, before presentation of proof of such liquidated damages to any court, commission or tribunal, the Premises, or any part thereof, shall have been relet by Landlord for the period which otherwise would have constituted the unexpired portion of the Term, or any part thereof, the amount of rent reserved upon such reletting shall be deemed, prima facie, to be the fair and reasonable rental value for the part or the whole of the Premises so relet during the term of the reletting.

                        (ii) If the Premises, or any part thereof, shall be relet together with other space in the Building, the rents collected or reserved under any such reletting and the expenses of any such reletting shall be equitably apportioned for the purposes of this subsection B. Tenant shall in no event be entitled to any rents collected or payable under any reletting, whether or not such rents shall exceed the Rent reserved in this Lease. Solely for the purposes of this Article, the term "Rent" as used in subsection B(i) of this Article 18 shall mean the Rent in effect immediately prior to the date upon which this Lease and the Term shall have expired and come to an end, or the date of re-entry upon the Premises by Landlord, as the case may be, adjusted to reflect any increase or decrease pursuant to the provisions of Article 28 hereof for the Comparison Year (as defined in said Article 28) immediately preceding such event. Nothing contained in Article 17 or this
Article 18 shall be deemed to limit or preclude the recovery by Landlord from Tenant of the maximum amount allowed to be obtained as damages by any statute or rule of law, or of any sums or damages to which Landlord may be entitled in addition to the damages set forth in subsection B(i) of this Article 18.

        C. Legal Fees. (i) Tenant hereby agrees to pay, as additional rent, all reasonable attorneys' fees and disbursements (and all other court costs or expenses of legal proceedings) which Landlord may incur or pay out by reason of, or in connection with the exercise by Landlord in good faith to bring:

                        (a) any action or proceeding by Landlord to terminate this Lease;

                        (b) any other action or proceeding by Landlord against Tenant (including, but not limited to, any arbitration proceeding);

                        (c) any default beyond notice and any cure period by Tenant in the observance or performance of any obligation under this Lease (including, but not limited to, matters involving payment of rent and additional rent, computation of escalations, alterations or other Tenant's work and subletting or assignment), provided Landlord commences any action or proceeding against Tenant;

                        (d) any action or proceeding brought by Tenant not in good faith against Landlord (or any officer, partner or employee of Landlord) in which Tenant fails to secure a final unappealable judgment against Landlord; and

                        (e) any other appearance by Landlord (or any officer, partner or employee of Landlord) as a witness or otherwise in any action or proceeding whatsoever involving or affecting Landlord and Tenant (either directly or indirectly) or this Lease.


                (ii) Tenant's obligations under this subsection C of Article 18 shall survive the expiration of the Term hereof or any earlier termination of this Lease. This provision is intended to supplement (and not to limit) other provisions of this Lease pertaining to indemnities and/or attorneys' fees.

        D. Additional Landlord Remedies. Tenant hereby acknowledges and agrees that in the event this Lease and the Term hereof shall expire and come to an end as provided in Article 17, Tenant shall be liable for an amount equal to the sum of the unamortized portion of (i) the cost of Landlord's Core Work, and (ii) any brokerage commissions or fees paid by Landlord in connection with this Lease and
(iii) the amount of Landlord's Contribution (which sum shall be amortized on a straight-line basis over the Term of this Lease), which sum shall be immediately due and payable by Tenant on demand by Landlord and deemed to be additional rent hereunder.

19. FEES AND EXPENSES.

        A. Curing Tenant's Defaults. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any Article of this Lease, after the giving of notice (if required) and upon the expiration of any applicable grace period (except in an emergency), Landlord may immediately or at any time thereafter and without notice perform the same for the account of Tenant. If Landlord makes any expenditures or incurs any obligations for the payment of money in connection with any such default by Tenant or the cure thereof including, but not limited to, any damages or fines or any reasonable attorneys' fees and disbursements in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred with interest and costs shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within ten (10) days of rendition of any bill or statement to Tenant therefor. If the Term hereof shall have expired at the time Landlord sustains or incurs such expenditures, such sums shall be recoverable by Landlord, as damages.


        B. Late Charges. If Tenant shall fail to make payment of any installment of Rent or any additional rent within ten (10) days after the date when such payment is due, Tenant shall pay to Landlord, in addition to such installment of Rent or such additional rent, as the case may be, as a late charge and as additional rent, a sum based on a rate equal to the lesser of (i) five percent (5%) per annum above the then current prime rate charged by Citibank, N.A. or its successor and (ii) the maximum rate permitted by applicable law, of the amount unpaid computed from the date such payment was due to and including the date of payment. Tenant acknowledges and agrees that, except as otherwise expressly provided herein, if Tenant fails to dispute any item of additional rent within thirty (30) days of receipt of a bill or notice therefor, Tenant shall be deemed to have waived its right to dispute the same.

20. NO REPRESENTATIONS BY LANDLORD. Landlord or Landlord's agents have made no representations or promises with respect to the Building, the Real Property, the Premises, Taxes (as defined in Article 28 hereof) or any other matter or thing affecting or related to the Premises, except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth herein.

21. END OF TERM.

        A. Surrender of Premises. Upon the expiration or other termination of the Term, pursuant to the terms of this Lease, Tenant shall quit and surrender to Landlord the Premises, broom clean, in good order and condition, ordinary wear and tear and damage for which Tenant is not responsible under the terms of this Lease excepted, and Tenant shall remove all Alterations and property pursuant to Article 3 hereof. Tenant's obligation to observe or perform this covenant shall survive the expiration or sooner termination of the Term. If the last day of the Term or any renewal thereof falls on Saturday or Sunday this Lease shall expire on the business day immediately preceding.

        B. Holdover by Tenant. The parties recognize and agree that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises as aforesaid will be substantial, will exceed the amount of the monthly installments of the Rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant therefore agrees that if possession of the Premises is not surrendered to Landlord within twenty-four (24) hours after the Expiration Date or sooner termination of the Term, in addition to any other rights or remedy Landlord may have hereunder or at law, Tenant shall pay to Landlord for each month and for each portion of any month during which Tenant holds over in the Premises after the Expiration Date or sooner termination of this Lease, a sum equal to two (2) times the aggregate of that portion of the Rent and the additional rent which was payable under this Lease during the last month of the Term for each successive month thereafter that Tenant holds-over. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Premises after the Expiration Date or sooner termination of this Lease and no acceptance by Landlord of payments from Tenant after the Expiration Date or sooner termination of the Term shall be deemed to be other than on account of the amount to be paid by Tenant in accordance with the provisions of this
Article 21, which provisions shall survive the Expiration Date or sooner termination of this Lease. If Tenant shall hold-over or remain in possession of any portion of the Premises beyond the date which is two (2) months after the Expiration Date of this Lease, notwithstanding the acceptance of any Rent and additional rent paid by Tenant pursuant to the preceding provisions, Tenant shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of lost opportunities (and/or new leases) by Landlord to re-let the Premises (or any part thereof). All damages to Landlord by reason of such holding over by Tenant may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Tenant.

22. QUIET ENJOYMENT. Landlord covenants and agrees with Tenant that providing Tenant is not in default, after notice and beyond any applicable grace period, in observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed including, without limitation, the obligation to pay Rent, additional rent and any other charges due and owing under this Lease, Tenant may peaceably and quietly enjoy the Premises, subject, nevertheless, to the terms and conditions of this Lease including, but not limited to, Article 16 hereof and to all Superior Leases and Mortgages.

23. FAILURE TO GIVE POSSESSION. Tenant waives any right to rescind this Lease under Section 223-a of the New York Real Property Law or any successor statute of similar import then in force and further waives the right to recover any damages which may result from Landlord's failure to deliver possession of the Premises on the date set forth in Article 1 hereof for the commencement of the Term for any reason whatsoever, including, but not limited to, the failure of the present tenant of the Premises to vacate and surrender the Premises to Landlord. If Landlord shall be unable to give possession of the Premises on such date, and provided Tenant is not responsible for such inability to give possession, the Rent reserved and covenanted to be paid herein shall not commence until the possession of the Premises is given or the Premises are available for occupancy by Tenant, and no such failure to give possession on such date shall in any way affect the validity of this Lease or the obligations of Tenant hereunder or give rise to any claim for damages by Tenant or claim for rescission of this Lease, nor shall same be construed in anyway to extend the Term. If permission is given to Tenant to enter into the possession of the Premises or to occupy premises other than the Premises prior to the Commencement Date, Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this Lease, including the covenant to pay Rent as expressly provided herein.

24. NO WAIVER.

        A. If there be any agreement between Landlord and Tenant providing for the cancellation of this Lease upon certain provisions or contingencies and/or an agreement for the renewal hereof at the expiration of the Term, the right to such renewal or the execution of a renewal agreement between Landlord and Tenant prior to the expiration of the Term shall not be considered an extension thereof or a vested right in Tenant to such further term, so as to prevent Landlord from canceling this Lease and any such extension thereof during the remainder of the original Term; such privilege, if and when so exercised by Landlord, shall cancel and terminate this Lease and any such renewal or extension previously entered into between Landlord and Tenant or the right of Tenant to any such renewal or extension; any right herein contained on the part of Landlord to cancel this Lease shall continue during any extension or renewal hereof; any option on the part of Tenant herein contained for an extension or renewal hereof shall not be deemed to give Tenant any option for a further extension beyond the first renewal or extended term.

        B. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys of the Premises prior to the termination of this Lease. The delivery of keys to any employee of Landlord or of Landlord's agents shall not operate as a termination of this Lease or a surrender of the Premises. In the event Tenant at any time desires to have Landlord sublet the Premises for Tenant's account, Landlord or Landlord's agents are authorized to receive said keys for such purpose without releasing Tenant from any of the obligations under this Lease, and Tenant hereby relieves Landlord of any liability for loss of or damage to any of Tenant's effects in connection with such subletting.

        C. The failure of Landlord to seek redress for violation of, or to insist upon the strict performance of, any covenant or condition of this Lease or any of the Rules and Regulations set forth or hereafter adopted by Landlord, shall not prevent a subsequent act which would have originally constituted a violation from having all force and effect of an original violation. The receipt by Landlord of Rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach. The failure of Landlord to enforce any of the Rules and Regulations set forth, or hereafter adopted, against Tenant and/or any other tenant in the Building shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver be in writing signed by Landlord.

        D. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent herein stipulated shall be deemed to be other than on account of the earliest stipulated Rent, or as Landlord may elect to apply same, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such Rent or pursue any other remedy in this Lease provided.

        E. This Lease contains the entire agreement between the parties and all prior negotiations and agreements are merged in this Lease. Any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

25. WAIVER OF TRIAL BY JURY. It is mutually agreed by and between Landlord and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, any claim of injury or damage, or for the enforcement of any remedy under any statute, emergency or otherwise. It is further mutually agreed that in the event Landlord commences any summary proceeding (whether for nonpayment of rent or because Tenant continues in possession of the Premises after the expiration or termination of the Term), Tenant will not interpose any counterclaim (except for mandatory or compulsory counterclaims) of whatever nature or description in any such proceeding.

26. INABILITY TO PERFORM. Except as otherwise provided in this Lease, this Lease and the obligation of Tenant to pay Rent and additional rent hereunder and perform all of the other covenants and agreements hereunder on the part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to fulfill any of its obligations under this Lease expressly or impliedly to be performed by Landlord or because Landlord is unable to make, or is delayed in making any repairs, additions, alterations, improvements or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of strikes or labor troubles or by accident or by any cause whatsoever reasonably beyond Landlord's control,



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

including but not limited to, laws, governmental preemption in connection with a National Emergency or by reason of any rule, order or regulation of any federal, state, county or municipal authority or any department or subdivision thereof or any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

27. BILLS AND NOTICES. Except as otherwise expressly provided in this Lease, any bills, statements, notices, demands, requests or other communications given or required to be given under this Lease shall be deemed sufficiently given or rendered if in writing, personally delivered with receipt acknowledged or sent by a nationally recognized courier service or mailed by registered or certified mail (return receipt requested) addressed as follows or to such other address as either Landlord or Tenant may designate as its new address for such purpose by notice given to the others in accordance with the provisions of this Article 27:

If to Landlord:              Polestar Fifth Property Associates LLC
                             c/o New Rock Realty Management LLC
                             420 Lexington Avenue
                             New York, New York  10170

with a copy to:              Baer Marks & Upham LLP
                             805 Third Avenue
                             New York, New York  10022
                             Attention:  Donald J. Bezahler, Esq.

Prior to Tenant taking occupancy of the Premises the address for notice shall be:

If to Tenant:                Women.com, LLC
                             4 Columbus Circle
                             New York, New York   10019
                             Attention: Ms. Antonia G. Trigiani

With a copy to:              Paul Hastings Janofsky & Walker LLP
                             399 Park Avenue
                             New York, New York  10022
                             Attention:  Katherine B. Lipton, Esq.

After Tenant takes occupancy of the Premises the address for notice shall be at the Premises or at any place where Tenant or any agent or employee of Tenant may be found if mailed subsequent to Tenant's vacating, deserting, abandoning or surrendering the Premises. Tenant hereby acknowledges and agrees that any such bill, statement, demand, notice, request or other communication may be given by Landlord's agent on behalf of Landlord. Any such bill, statement, demand, notice, request or other communication shall be deemed to have been rendered or given when personally delivered or upon receipt (or refusal of receipt) if mailed or sent by courier service. Notwithstanding anything contained in this
Article 27 to the contrary, bills and statements issued by Landlord may be sent by the method(s) set forth hereinabove, without copies to any other party. This notice provision has been specifically negotiated between the parties hereto.

28. ESCALATION.

        A. Defined Terms. In a determination of any increase in the Rent under the provisions of this Article 28, Landlord and Tenant agree as follows:

                (i) "Taxes" shall mean the aggregate amount of real estate taxes and any special or other assessments (exclusive of penalties and interest thereon) imposed upon the Real Property and real estate taxes or assessments imposed in connection with the receipt of income or rents from the Building to the extent that same shall be in lieu of all or a portion of the aforesaid taxes or assessments, or additions or increases thereof (including, without limitation, (i) assessments made upon or with respect to any "air rights", (ii) assessments made in connection with any business improvement district and (iii) any assessments levied after the date of this Lease for public benefits to the Real Property or the Building (excluding an amount equal to the assessments payable in whole or in part during or for the Base Tax Year (as defined in Article 1 of this Lease)) which assessments, if payable in installments, shall be deemed payable in the maximum number of permissible installments and there shall be included in real estate taxes for each Comparison Year in which such installments may be paid, the installments of such assessment so becoming payable during such Comparison Year (in the manner in which such taxes and assessments are imposed as of the date hereof); provided, that if because of any change in the taxation of real estate, any other tax or assessment (including, without limitation, any occupancy, gross receipts, rental, income, franchise, transit or other tax) is imposed upon Landlord or the owner of the Real Property or the Building, or the occupancy, rents or income therefrom, in substitution for or in addition to, any of the foregoing Taxes, such other tax or assessment shall be deemed part of the Taxes. Notwithstanding the



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

foregoing, Taxes shall not include any interest or penalties incurred by Landlord as a result of Landlord's late payment of such Taxes, except for interest payable in connection with installment payments referenced above, taxes of Landlord's income or franchise taxes (except as provided above), estate or inheritance taxes, or transfer, gains, mortgage recording or similar taxes imposed on Landlord. With respect to any Comparison Year (hereinafter defined) all expenses, including reasonable attorneys' fees and disbursements, experts' and other witnesses' reasonable fees, incurred in contesting the validity or amount of any Taxes or in obtaining a refund of Taxes shall be considered as part of the Taxes for such year.

                (ii) "Assessed Valuation" shall mean the amount for which the Real Property is assessed pursuant to applicable provisions of the New York City Charter and of the Administrative Code of the City of New York for the purpose of imposition of Taxes.

                (iii) "Tax Year" shall mean the period July 1 through June 30 (or such other period as hereinafter may be duly adopted by the City of New York as its fiscal year for real estate tax purposes).

                (iv) "Base Taxes" shall mean the Taxes payable for the Base Tax Year.

                (v) "Comparison Year" shall mean (a) with respect to Taxes, any Tax Year subsequent to the Base Tax Year and (b) with respect to Labor Rates (hereinafter defined) any calendar year subsequent to the Base Labor Year (hereinafter defined) for any part or all of which there is an increase in the Rent pursuant to subsection B of this Article 28.

                (vi) "R.A.B." shall mean the Realty Advisory Board On Labor Relations, Incorporated, or its successor.

                (vii) "Local 32B-32J" shall mean Local 32B-32J of the Building Service Employees International Union, AFL-CIO, or its successor.

                (viii) "Class A Office Buildings" shall mean office buildings in the same class or category as the Building under any agreement between R.A.B. and Local 32B-32J, regardless of the designation given to such office buildings in any such agreement.

                (ix) "Labor Rates" shall mean a sum equal to the regular hourly wage rate required to be paid to Others (hereinafter defined) employed in Class A Office Buildings pursuant to any agreement between R.A.B. and Local 32B-32J; provided, however, that if, as of October 1st of any Comparison Year, any such agreement shall require Others in Class A Office Buildings to be regularly employed on days or during hours when overtime or other premium pay rates are in effect pursuant to such agreement, then the term "regular hourly wage rate", as used in this subsection A(ix) shall mean the average hourly wage rate for the hours in a calendar week during which Others are required to be regularly employed; and provided, further, that if no such agreement is in effect as of October 1st of any Comparison Year with respect to Others, then the term "regular hourly wage rate", as used in this subsection A(ix) shall mean the regular hourly wage rate actually paid to Others employed in the Building by Landlord or by an independent contractor engaged by Landlord; and provided, further, the term "regular hourly wage rate" in all events shall include the monetary value or cost of all payments and benefits of any kind, both mandatory and optional (including, but not limited to, those payable directly to taxing authorities or others on account of the employment) and all welfare and pension benefits and payments of any kind paid or given pursuant to such agreement but shall specifically exclude any fringe employee benefits.

                (x) "Others" shall mean that classification of employee engaged in the general maintenance and operation of Class A Office Buildings most nearly comparable to the classification now applicable to "others" in the current agreement between R.A.B. and Local 32B-32J.

                (xi) "Base Labor Rates" shall mean the Labor Rates in effect for the Base Labor Year.

                (xii) "Landlord's Statement" shall mean an instrument or instruments containing a comparison of any increase or decrease in the Rent for the preceding Comparison Year pursuant to the provisions of this Article 28.

        B. Escalation . (i) If the Taxes payable for any Comparison Year (any part or all of which falls within the Term) shall represent an increase above the Base Taxes, then the Rent for such Comparison Year and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by Tenant's Proportionate Share of such increase. The Taxes shall be initially computed on the basis of the Assessed Valuation in effect at the time Landlord's Statement is rendered (as the Taxes may have been settled or finally adjudicated prior to such time) regardless of any then pending application, proceeding or appeal respecting the reduction of any such Assessed Valuation, but shall be subject to subsequent adjustment as provided in subsection D(i)(a) of this
Article 28.

                (ii) If the Labor Rates in effect for any Comparison Year (any part or all of which falls within the Term) shall be greater than the Base Labor Rates, then the Rent for such Comparison Year, and continuing thereafter until a new Landlord's Statement is rendered to Tenant, shall be increased by a sum equal to the Labor Rate Factor multiplied by the Labor Rate Multiple multiplied by the number of cents (inclusive of any fractions of a cent) of such increase.

        C. Payment of Escalations. (i) At any time prior to, during or after any Comparison Year Landlord shall render to Tenant, in accordance with the provisions of Article 27 hereof, a Landlord's Statement or Statements showing separately or together (a) a comparison of the Taxes payable for the Comparison Year with the Base Taxes, (b) a comparison of the Labor Rates for the Comparison Year with the Base Labor Rates, and (c) the amount of the increase in the Rent resulting from each of such comparisons. Landlord's failure to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any Comparison Year shall not prejudice Landlord's right to render a Landlord's Statement and/or receive payments with respect thereto during or with respect to any subsequent Comparison Year, and shall not eliminate or reduce Tenant's obligation to pay increases in the Rent pursuant to this Article 28 for such Comparison Year. Landlord may also at any time and from time to time, furnish to Tenant a revised Landlord's Statement or Statements showing separately or together (a) a comparison of the Taxes payable for the Comparison Year with the Base Taxes and (b) a comparison of the Labor Rates for the Comparison Year with the Base Labor Rates.

                (i) Tenant's obligations with respect to increases in Labor Rates shall be payable by Tenant on the first day of the month following the furnishing to Tenant of a Landlord's Statement with respect to Labor Rates in an amount equal to one-twelfth (1/12th) of such increase in the Rent multiplied by the number of months (and any fraction thereof) of the Term then elapsed since the commencement of the Comparison Year for which the increase is applicable, together with a sum equal to one-twelfth (1/12th) of such increase with respect to the month following the furnishing to Tenant of a Landlord's Statement; and thereafter, commencing with the next succeeding monthly installment of Rent and continuing monthly thereafter until rendition of the next succeeding Landlord's Statement, the monthly installments of Rent shall be increased by an amount equal to one-twelfth (1/12th) of such increase. Any increase in the Rent shall be collectible by Landlord in the same manner as Rent.

                        (a) With respect to an increase in the Rent resulting from an increase in the Taxes for any Comparison Year above the Base Taxes, Tenant shall pay to Landlord a sum equal to one-half (1/2) of such increase on the first day of June and a sum equal to one-half (1/2) of such increase on the first day of December of each calendar year. If Landlord's Statement shall be furnished to Tenant after the commencement of the Comparison Year to which it relates, then (1) until Landlord's Statement is rendered for such Comparison Year, Tenant shall pay Tenant's Proportionate Share of Taxes for such Comparison Year in semi-annual installments, as described above, based upon the last prior Landlord's Statement rendered to Tenant with respect to Taxes, and (2) Tenant shall, within twenty (20) days after Landlord's Statement is furnished to Tenant, pay to Landlord an amount equal to any underpayment of the installments of Taxes theretofore paid by Tenant for such Comparison Year and, in the event of an overpayment by Tenant, Landlord shall permit Tenant to credit against subsequent payments under this subsection (C)(ii)(b) of this Article 28 the amount of such overpayment. If during the Term of this Lease, Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a mortgagee or ground lessor) in full or in monthly, quarterly, or other installments, on any other date or dates than as presently required, then, at Landlord's option, Tenant's Proportionate Share with respect to Taxes shall be correspondingly accelerated or revised so that Tenant's Proportionate Share is due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee or ground lessor, as the case may be. The benefit of any discount for any early payment or prepayment of Taxes shall accrue solely to the benefit of Landlord, and such discount shall not be subtracted from Tenant's Proportionate Share of such Taxes.

                        (b) Following each Landlord's Statement, a reconciliation shall be made as follows: Tenant shall be debited with any increase in the Rent shown on such Landlord's Statement and credited with the aggregate, if any, paid by Tenant on account in accordance with the provisions of subsection C(ii)(a) or C(ii)(b) for the Comparison Year in question; Tenant shall pay any net debit balance to Landlord within fifteen (15) days next following rendition by Landlord, in accordance with the provisions of Article 27 hereof, of an invoice for such net debit balance; any net credit balance shall be applied against the next accruing monthly installment of Rent.

        D. Adjustments. (i) (a) In the event that, after a Landlord's Statement has been sent to Tenant, an Assessed Valuation which had been utilized in computing the Taxes for a Comparison Year is reduced (as a result of settlement, final determination of legal proceedings or otherwise), and as a result thereof a refund of Taxes is actually received by or on behalf of Landlord, then, promptly after receipt of such refund, Landlord shall send Tenant a statement adjusting the Taxes for such Comparison Year (taking into account the expenses mentioned in the last sentence of subsection A(i) of this Article 28) and setting forth Tenant's Proportionate Share of such refund and Tenant shall be entitled to receive such Share by way of a credit against the Rent next becoming due after the sending of such Statement; provided, however, that

Tenant's Share of such refund shall be limited to the amount, if any, which Tenant had theretofore paid to Landlord as increased Rent for such Comparison Year on the basis of the Assessed Valuation before it had been reduced.

                        (a) In the event that, after a Landlord's Statement has been sent to Tenant, the Assessed Valuation which had been utilized in computing the Base Taxes is reduced (as a result of settlement, final determination of legal proceedings or otherwise) then, and in such event: (1) the Base Taxes shall be retroactively adjusted to reflect such reduction, (2) the monthly installment of Rent shall be increased accordingly and (3) all retroactive additional rent resulting from such retroactive adjustment shall be forthwith payable when billed by Landlord. Landlord promptly shall send to Tenant a statement setting forth the basis for such retroactive adjustment and additional rent payments.

                (ii) Any Landlord's Statement sent to Tenant shall be conclusively binding upon Tenant unless, within sixty (60) days after such statement is sent, Tenant shall (a) pay to Landlord the amount set forth in such statement, without prejudice to Tenant's right to dispute the same, and (b) send a notice to Landlord objecting to such statement and specifying the particular respects in which such statement is claimed to be incorrect and a specific request for back-up material reasonably sufficient to determine Landlord's calculation as set forth in such statement (which request for back-up material shall not be made more than two (2) times per annum). The parties recognize the unavailability of Landlord's books and records because of the confidential nature thereof.

                (iii) Anything in this Article 28 to the contrary notwithstanding, under no circumstances shall the rent payable under this Lease be less than the then annual base Rent set forth in Article 1 hereof.

                (iv) The expiration or termination of this Lease during any Comparison Year for any part or all of which there is an increase or decrease in the Rent under this Article shall not affect the rights or obligations of the parties hereto respecting such increase or decrease and any Landlord's Statement relating to such increase or decrease may, on a pro rata basis, be sent to Tenant subsequent to, and all such rights and obligations shall survive, any such expiration or termination. Any payments due under such Landlord's Statement shall be payable within twenty (20) days after such statement is sent to Tenant.

        E. Intentionally Deleted.

29. SERVICES.

        A. Elevator. Landlord shall provide passenger elevator facilities on business days from 8:00 A.M. to 6:00 P.M. and shall have one passenger elevator in the bank of elevators servicing the Premises available at all other times. Landlord shall provide freight elevator services on an "as available" basis for incidental use by Tenant from 8:00 A.M. through 12:00 Noon and from 1:00 P.M. through 5:00 P.M. on business days only ("Regular Freight Hours"). Any extended use may be arranged with Landlord's prior consent and Tenant shall pay as additional rent all reasonable building standard charges therefor. Notwithstanding the foregoing, there shall be no charge to Tenant for the first seventy-five (75) hours of freight elevator use by Tenant which usage shall be in increments of no less than four (4) hours at any given time for hours not contiguous to Regular Freight Hours. There shall be one (1) passenger elevator available for Tenant's use twenty four (24) hours a day, seven (7) days a week.

        B. Heating. Landlord shall furnish heat to the Premises when and as required by law, on business days from 8:00 A.M. to 6:00 P.M. The heating system serving the Premises is designed, subject to occurrences outside the reasonable control of Landlord, to maintain an average temperature in the Premises between sixty-seven (67~F) and seventy-three (73~F) degrees. Landlord shall not be responsible for the adequacy, design or capacity of the heating distribution system if the normal operation of the heat distribution system serving the Building shall fail to provide heat at reasonable temperatures or any reasonable volumes or velocities in any parts of the Premises by reason of any rearrangement of partitioning or other Alterations made or performed by or on behalf of Tenant or any person claiming through or under Tenant.

        C. Cooling/Package Unit Installed by Tenant. Landlord shall not be obligated to provide air-conditioning to the Premises. Tenant shall have the right to install an air-conditioning unit(s) in the Premises as part of Tenant's Initial Alteration subject to the provisions contained in Article 3 hereof. Tenant agrees to maintain and repair any air-cooling unit located in the Premises at Tenant's sole cost and expense. Once installed, Tenant shall not alter, modify or replace such air-cooling unit, or any part thereof, without Landlord's consent, which shall not be unreasonably withheld. Landlord shall not be responsible if the air-cooling unit shall fail to provide cooled air to the Premises. Tenant shall pay for the costs of electrical energy consumed by the air-cooling unit in accordance with the provisions of Section H of this Article
29. Tenant shall pay to Landlord in connection with the air conditioning unit(s) installed as part of Tenant's Initial Alteration, as additional rent, on a monthly basis, a sum equal to (i) Three Hundred Fifty and 00/100 ($350.00) Dollars per ton, per annum, of condenser water provided to the

Premises, for the period commencing on January 1, 2000 and ending on December 31, 2004, and (ii) Four Hundred and 00/100 ($400.00) Dollars per ton, per annum, of condenser water provided to the Premises for the period commencing on January 1, 2005 through and including the Expiration Date. The foregoing payments shall be pro-rated on the basis of any partial lease year. Tenant may use the air conditioning unit(s) servicing the Premises twenty-four (24) hours per day in accordance with the provisions of this subsection C.

        D. After Hours and Additional Services. The Rent does not include any charge to Tenant for the furnishing of any additional passenger elevator facilities, any freight elevator facilities (other than as contemplated in Article 29 subsection A) or for the service of heat to the Premises during periods other than the hours and days set forth in sections A and B of this
Article 29 for the furnishing and distributing of such facilities or services (referred to as "Overtime Periods"). Accordingly, if Landlord shall furnish any
(i) passenger elevator facilities to Tenant during Overtime Periods or freight elevator facilities, except as provided in subsection A of this Article 29, or
(ii) heat to the Premises during Overtime Periods, then Tenant shall pay Landlord additional rent for such facilities or services at the standard rates then fixed by the Landlord for the Building or, if no such rates are then fixed, at reasonable rates. Neither the facilities nor the services referred to in this
Article 29D shall be furnished to Tenant or the Premises if Landlord has not received advance notice from Tenant specifying the particular facilities or services requested by Tenant at least twenty-four (24) hours prior to the date on which the facilities or services are to be furnished; or if Tenant is in default beyond any applicable notice and cure periods under or in breach of any of the terms, covenants or conditions of this Lease. All of the facilities and services referred to in this Article 29D are conveniences and are not and shall not be deemed to be appurtenances to the Premises, and the failure of Landlord to furnish any or all of such facilities or services shall not constitute or give rise to any claim of an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business or otherwise. In the event Tenant installs a supplemental air cooling system in the Premises, and if condenser water for such system shall be supplied by Landlord, (x) Tenant shall pay to Landlord, annually upon demand, a sum equal to 750 per ton of air conditioning capacity, adjusted annually, to compensate Landlord for the cost of supplying condenser water for such supplemental system and (y) Tenant shall pay to Landlord upon demand, Tenant's share of the cost of maintaining, repairing and/or replacing the cooling tower providing such supplemental condenser water, such share to be based upon Tenant's total demand of condenser water relative to the total demand of all other tenants and occupants in the Building who are similarly supplied condenser water by Landlord. In addition, any such supplemental air-cooling system shall be installed with balancing valves and circuit setters manufactured by Bell & Gossett for balancing by Landlord, at Tenant's sole cost and expense, which cost shall be reasonable and customary.

        E. Cleaning/Provided by Landlord. Landlord, at Landlord's expense, shall cause the Premises to be kept clean in building standard manner, in accordance with the cleaning specifications set forth on Exhibit 2, which may be modified from time to time. Tenant shall, however, have the option in its sole discretion to clean or independently contract for the cleaning of the Premises at Tenant's sole expense, with appropriate adjustment in the Rent, provided that such cleaning is done in a manner satisfactory to Landlord and no one other than persons approved by Landlord shall be permitted to enter the Premises or the Building for such purpose. Tenant shall pay to Landlord, as additional rent, the cost of removal of any of Tenant's refuse and rubbish from the Premises and the Building to the extent that the same exceeds the reasonable amount of refuse and rubbish usually attendant upon the use of such Premises as offices, which cost shall be payable within twenty (20) days of Landlord's bill therefor.

        F. Sprinkler System. If there now is or shall be installed in the Building a "sprinkler system" located in the Premises and which also services any portion of the Premises, and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the New York Fire Insurance Rating Organization or any bureau, department or official of the state or city government, shall require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of the partitions, trade fixtures, or other contents of the Premises, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant agrees to use Landlord's fire alarm vendor for final termination.

        G. Water. Landlord shall provide water for ordinary drinking, cleaning and lavatory purposes, but if Tenant requires, uses or consumes water for any other purposes or in usual quantities (of which fact Landlord shall be the sole judge), Landlord may install a water meter at Tenant's expense and thereby measure Tenant's water consumption for all purposes. In such event (i) Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense; (ii) Tenant agrees to pay for water consumed, as shown on said meter five (5) days after bills are rendered as additional rent; and (iii) Tenant covenants and agrees to pay the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or shall become a lien upon the Premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with any such metered use, consumption, maintenance or supply of water, water system, or sewage or sewage connection or system.

        H. Electricity Service.

        (i) Tenant's consumption of electrical energy in the Premises shall be measured by a submeter installed or to be installed in the Premises by Landlord. The cost of electricity utilized by Tenant shall be paid for by Tenant to Landlord as additional rent and shall be calculated at the then applicable rate prescribed by the public utility company serving the Premises for submetered electrical energy, plus (a) Landlord's charge for overhead and supervision in the amount of eight percent (8%) of the total electric bill and (b) any taxes or other charges in connection therewith. If any tax shall be imposed upon Landlord's receipts from the sale or resale of electrical energy to Tenant, the pro rata share applicable to the electrical energy service received by Tenant shall be passed on to, included in the bill of, and paid by Tenant if and to the extent permitted by law. Landlord shall bill Tenant, monthly, for the cost of its consumption of electricity in the Premises and Tenant shall pay the amount thereof at the time of payment of each installment of Rent.

                (ii) Landlord has installed or caused to be installed in the Premises such electrical risers, feeders and wiring as are necessary to permit Tenant to receive, and Landlord shall throughout the Term make available to Tenant, a connected load of six (6) watts per rentable square foot in the Premises. If Tenant requires additional electrical energy for any reason whatsoever, including without limitation, the use of additional business machines, office equipment or other appliances in the Premises which utilize electrical energy, Tenant shall request such additional electrical energy from Landlord in each instance and Landlord shall provide such additional electric capacity ("Additional Capacity") to the Premises that Tenant requests, provided, however, in no event shall Landlord be required to provide more than a connected load of ten (10) watts per rentable square foot of electric capacity to the Premises. In the event Tenant desires Additional Capacity, (in excess of a connected load of ten (10) watts per rentable square foot ["Excess Capacity"]), Landlord shall endeavor to provide to Tenant such Excess Capacity if the same is available. Landlord shall provide Tenant with three (3) competitive bids for any work to be performed in connection with providing such Additional Capacity or Excess Capacity, as the case may be, to the Premises. Tenant shall pay to Landlord, as additional rent, all costs associated with providing any Additional Capacity and/or Excess Capacity to the Premises. If Landlord provides any Additional Capacity or agrees to provide any Excess Capacity, any additional feeders or risers which are required to supply Tenant's additional electrical requirements, and all other equipment proper and necessary in connection with such feeders or risers, shall be installed by Landlord upon Tenant's request, at the sole cost and expense of Tenant (including without limitation, in the case of any Additional Capacity, a connection fee in the amount of $5,000.00 per watt of such Additional Capacity, and in the case of any Excess Capacity, a connection fee of Three Hundred Fifty and 00/100 ($350.00) Dollars per kilovolt ampere), provided that, in Landlord's reasonable judgment, such additional feeders or risers are necessary and are permissible under applicable laws and insurance regulations and the installation of such feeders or risers will not cause permanent damage or injury to the Building or the Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations or interfere with or disturb other tenants or occupants of the Building. Tenant covenants that at no time shall the use of electrical energy in the Premises exceed the capacity of the existing feeders or wiring installations then serving the Premises. Tenant shall not make or perform, or permit the making or performance of, any alterations to wiring installations or other electrical facilities in or serving the Premises without the prior consent of Landlord in each instance and without paying Landlord's customary changes therefor. Any such Alterations, additions or consent by Landlord shall be subject to the provisions of this Lease including, but not limited to, the provisions of Article 3 hereof.

                (iii) Landlord reserves the right to discontinue furnishing electricity to Tenant in the Premises on not less than sixty (60) days notice to Tenant. If Landlord exercises such right to discontinue, or is compelled to discontinue furnishing electricity to Tenant, this Lease shall continue in full force and effect and shall be unaffected thereby, except only that from and after the effective date of such discontinuance, Landlord shall not be obligated to furnish electricity to Tenant. If Landlord so discontinues furnishing electricity to Tenant, Tenant shall arrange to obtain electricity directly from the public utility or other company servicing the Building. Such electricity may be furnished to Tenant by means of the then existing electrical facilities serving the Premises to the extent that the same are available, suitable and safe for such purposes. All meters and all additional panel boards, feeders, risers, wiring and other conductors and equipment which may be required to obtain electricity, of substantially the same quantity, quality and character, shall be installed by Landlord at Tenant's sole cost and expense. Landlord shall not voluntarily discontinue furnishing electricity to Tenant until Tenant is able to receive electricity directly from the public utility or other company servicing the Building.

                (iv) Landlord shall not be liable to Tenant in any way for any interruption, curtailment or failure or defect in the supply or character of electricity furnished to the Premises by reason of any requirement, act or omission of Landlord or of any public utility or other company servicing the Building with electricity or for any other reason except Landlord's negligence or willful misconduct. If



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
either the quantity or character of electrical services is changed by the public utility or other company supplying electrical service to the Building or is no longer available or suitable for Tenant's requirements, no such change, unavailability or unsuitability shall constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord, or its agents, by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.


               (iv) In the event that the submeter to be installed in the Premises in accordance with the provisions of subsection H(i) of this Article 29 is not installed, activated and fully operational on or before the Commencement Date (and irrespective of whether or not Rent shall be payable for such period), Tenant will pay, monthly, as additional rent, the Interim Electrical Charge on the Commencement Date and on the first day of each calendar month thereafter until such time as the submeter is installed, activated and fully operational. If the Commencement Date occurs on a date other than the first day of a calendar month, the Interim Electrical Charge for such month shall be an amount equal to such proportion of the Interim Electrical Charge as the number of days from and including the Commencement Date to the last day of the calendar month in which the Commencement Date occurs bears to the total number of days in such calendar month. If the first day that the electrical submeter becomes activated and fully operational occurs on a date other than the first day of a calendar month, the Tenant shall pay for such month an amount equal to such proportion of the Interim Electrical Charge as the number of days from the beginning of such calendar month through and including the date that such electrical submeter becomes operational bears to the total number of days in such calendar month plus the cost of electricity as determined by the submeter, for the remainder of such month.

        I. Interruption of Services. Landlord reserves the right to stop service of the heating, the elevator, electrical, plumbing or other mechanical systems or facilities in the Building and cleaning services when necessary, by reason of accident or emergency, or for repairs, additions, alterations, replacements, decorations or improvements in the judgment of Landlord desirable or necessary to be made, until said repairs, additions, alterations, replacements, decorations or improvements shall have been completed. Landlord shall have no responsibility or liability for interruption, curtailment or failure to supply heat, cooled or outside air, elevator, plumbing, electricity or cleaning when prevented by exercising its right to stop service or by strikes, labor troubles or accidents or by any cause whatsoever reasonably beyond Landlord's control, or by failure of independent contractors to perform or by laws, orders, rules or regulations of any federal, state, county or municipal authority (including, without limitation, regulations may require the removal of CFC's as well as the alteration or replacement of equipment utilizing CFC's), or failure of suitable fuel supply, or inability by exercise of reasonable diligence to obtain suitable fuel or by reason of governmental preemption in connection with a National Emergency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency. The exercise of such right or such failure by Landlord shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any compensation or to any abatement or diminution of Rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord or its agents by reason of inconvenience or annoyance to Tenant, or injury to or interruption of Tenant's business, or otherwise.

        J. Life Safety Systems . Landlord shall, at Landlord's expense, provide and maintain in accordance with applicable laws, life safety service through the Building's Class E system to the points of connection to each floor of the Premises which shall provide such service to the Premises. Landlord shall provide Tenant with sufficient capability to connect Tenant's strobes, speakers and other related life safety equipment to the Building's Class E system as required for Tenant to comply with such laws.

        K. Conduit Riser. Tenant shall, as part of Tenant's Initial Alteration, propose a location to be mutually agreed upon by both Landlord and Tenant, which location shall be made available for the installation (at Tenant's sole cost and expense) of two (2) three (3") inch conduit risers (which risers Tenant shall install simultaneously) and Tenant shall have the right to install such risers subject to Landlord's approval.

30. PARTNERSHIP TENANT.

        A. Partnership Tenants. If Tenant's interest in this Lease shall be assigned to a partnership (or to two (2) or more persons, individually and as co-partners of a partnership) pursuant to Article 12 (any such partnership and such persons are referred to in this Article 30 as a "Partnership Tenant"), the following provisions of this Article 30 shall apply to such Partnership Tenant:
(i) the liability of each of the parties comprising a Partnership Tenant shall be joint and several, and (ii) each of the parties comprising a Partnership Tenant hereby consents in advance to, and agrees to be bound by, any written instrument which may hereafter be executed, changing, modifying or discharging this Lease, in whole or in part, or surrendering all or any part of the Premises to Landlord, and by any notices, demands, requests or other communications which may hereafter be given by a Partnership Tenant or by any of the parties comprising a Partnership Tenant, and (iii) any bills, statements, notices, demands, requests or other communications given or rendered to a Partnership Tenant and to all such parties shall be binding upon a

Partnership Tenant and all such parties, and (iv) if a Partnership Tenant shall admit new partners, all of such new partners shall, by their admission to a Partnership Tenant, be deemed to have assumed performance of all of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed, and (v) a Partnership Tenant shall give prompt notice to Landlord of the admission of any such new partners, and upon demand of Landlord, shall cause each such new partner to execute and deliver to Landlord an agreement in form satisfactory to Landlord, wherein each such new partner shall assume performance of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed (but neither Landlord's failure to request any such agreement nor the failure of any such new partner to execute or deliver any such agreement to Landlord shall vitiate the provisions of subdivision (v) of subsection A of this Article 30). Landlord hereby acknowledges that the co-occupancy of the Premises by Tenant and a related corporation shall not, in and of itself, create a partnership nor shall Tenant thereby be deemed a Partnership Tenant.

        B. Limited Liability Entity. Notwithstanding anything to the contrary contained herein, if Tenant is a limited or general partnership (or is comprised of two (2) or more persons, individually or as co-partners), the change or conversion of Tenant to (i) a limited liability company, (ii) a limited liability partnership, or (iii) any other entity which possesses the characteristics of limited liability (any such limited liability company, limited liability partnership or entity is collectively referred to as a "Limited Liability Successor Entity"), shall be prohibited unless the prior written consent of Landlord is obtained, which consent may be withheld in Landlord's sole discretion. Notwithstanding the foregoing, Landlord agrees not to unreasonably withhold or delay such consent provided that:

               (a) The Limited Liability Successor Entity succeeds to all or substantially all of Tenant's business and assets;

               (b) The Limited Liability Successor Entity shall have a net worth, determined in accordance with generally accepted accounting principles, consistently applied, of not less than the greater of the net worth of Tenant on
(1) the date of execution of this Lease, or (2) the day immediately preceding the proposed effective date of such conversion;

               (c) Tenant is not in default of any of the terms, covenants or conditions of this Lease on the proposed effective date of such conversion;

               (d) Tenant shall cause each partner of Tenant to execute and deliver to Landlord an agreement, in form and substance satisfactory to Landlord, wherein each such partner agrees to remain personally liable for all of the terms, covenants and conditions of this Lease that are to be observed and performed by the Limited Liability Successor Entity; and

               (e) Tenant shall reimburse Landlord within ten (10) business days following demand by Landlord for any and all reasonable costs and expenses that may be incurred by Landlord in connection with said conversion of Tenant to a Limited Liability Successor Entity, including, without limitation, any attorney's fees and disbursements.

31. VAULT SPACE. Any vaults, vault space or other space outside the boundaries of the Real Property, notwithstanding anything contained in this Lease or indicated on any sketch, blueprint or plan are not included in the Premises. Landlord makes no representation as to the location of the boundaries of the Real Property. All vaults and vault space and all other space outside the boundaries of the Real Property which Tenant may be permitted to use or occupy is to be used or occupied under a revocable license, and if any such license shall be revoked, or if the amount of such space shall be diminished or required by any Federal, State or Municipal authority or by any public utility company, such revocation, diminution or requisition shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent, or relieve Tenant from any of its obligations under this Lease, or impose any liability upon Landlord. Any fee, tax or charge imposed by any governmental authority for any such vaults, vault space or other space actually used by Tenant shall be paid by Tenant.

32. SECURITY DEPOSIT.

        A. Tenant has deposited with Landlord upon the execution of this Lease the Security Deposit (as defined in Article 1) as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. In the event of any default beyond notice and any cure by Tenant in the observance or performance of any of the terms, covenants or conditions of this Lease on the part of Tenant to be observed or performed including, but not limited to, any default in the payment when due of any monthly installment of the Rent or increase in the Rent or of any additional rent or other charges due and payable under this Lease. Landlord may use or apply all or any part of the Security Deposit for the payment to Landlord for Tenant's account of any sum or sums due under this Lease, without thereby waiving any other rights or remedies of Landlord with respect to such default. Tenant agrees to replenish all or any part of the Security Deposit so used or applied during the Term. After (i) the Expiration Date or any other date upon which the Term shall expire and come to an end, and (ii) the full observance and performance by Tenant of all the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. Landlord shall return to Tenant the balance of the Security Deposit then held or retained by Landlord. Landlord agrees that, unless prohibited by law or by the general policies of lending institutions in New York City, Landlord shall deposit the Security Deposit in an interest-bearing savings account with a bank selected by Landlord, in which event all interest accruing thereon shall be added to and become part of the Security Deposit and shall be retained by Landlord under the same conditions as the sum originally deposited. Tenant agrees that Tenant shall not assign or encumber any part of the Security Deposit, and no assignment or encumbrance by Tenant of all or any part of the Security Deposit shall be binding upon Landlord, whether made prior to, during, or after the Term. Landlord shall not be required to exhaust its remedies against Tenant or against the Security Deposit before having recourse to any other form of security held by Landlord and recourse by Landlord to any form of security shall not affect any remedies of Landlord which are provided in this Lease or which are available to Landlord in law or equity. In the event of any sale, assignment or transfer by Landlord named herein (or by any subsequent landlord) of its interest in the Building as owner or lessee, Landlord (or such subsequent landlord) shall have the right to assign or transfer the Security Deposit to its grantee, assignee or transferee and, in the event of such assignment or transfer, Landlord named herein (or such subsequent landlord) shall have no liability to Tenant for the return of the Security Deposit and Tenant shall look solely to the grantee, assignee or transferee for such return. A lease of the entire Building shall be deemed a transfer within the meaning of the foregoing sentence.

        B. In lieu of the cash security (the "Cash Security") described in subparagraph A above, Tenant may deposit with Landlord, at the time of the execution and delivery of this Lease, an unconditional, irrevocable letter of credit, in the form annexed hereto as Exhibit 3, issued by Citibank, N.A. (referred to as the "Bank"), in favor of Landlord, in the sum of One Million Four Hundred Nineteen Thousand Seven Hundred Eighty-Four and 00/100 ($1,419,784.00) DOLLARS in funds available immediately or same day funds in the City of New York, as security for the faithful observance and performance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed. Such letter of credit is for a term of not less than one (1) year which term shall be automatically renewed for successive one (1) year terms, unless the Bank gives not less than one hundred twenty (120) days prior written notice that it will not so renew the letter of credit for such successive term and the last term of the letter of credit shall end not less than six (6) months after the Expiration Date. If such letter of credit is not automatically renewed as aforesaid, Tenant agrees to cause the Bank to renew such letter of credit, from time to time, during the Term, at least ninety (90) days prior to the expiration of said letter of credit or any renewal or replacement, upon the same terms and conditions. In the event of any transfer of said letter of credit pursuant to subsection A above and notice of such transfer to Tenant, Tenant within ten (10) days thereafter, shall cause a new letter of credit to be issued by said Bank to the transferee upon the same terms and conditions in replacement of the letter of credit so transferred and Landlord agrees that simultaneously with the delivery of such new letter or credit, it will return to said Bank the letter of credit being replaced. The letter of credit deposited hereunder, and all renewals and replacements, are referred to, collectively, as the "Letter of Credit". The Letter of Credit shall be held in trust by Landlord for the purposes set forth in this Article and shall not be transferred except for transfer (a) to an agent for collection, or (b) pursuant to subsection A above. In the event Tenant defaults beyond any applicable grace period hereunder in the performance of its obligations to issue a replacement Letter of Credit, or in the observance or performance of Tenant's agreement to cause the Bank to renew the Letter of Credit, Landlord, in addition to all rights and remedies which Landlord may have under this Lease or at law, shall have the right to require the Bank to make payment to Landlord of the entire sum of One Million Four Hundred Nineteen Thousand Seven Hundred Eighty-Four and 00/100 ($1,419,784.00) DOLLARS or the undrawn portion thereof, as the case may be, represented by the Letter of Credit which sum may be held by Landlord as Cash Security in the same manner as if said sum had been deposited with Landlord pursuant to the provisions of subsection A of this Article. If payment of the entire sum of One Million Four Hundred Nineteen Thousand Seven Hundred Eighty-Four and 00/100 ($1,419,784.00) Dollars or the undrawn portion thereof is made to Landlord by reason of Tenant's failure to renew or replace the Letter of Credit in accordance with the foregoing provisions of this Article, Landlord shall have the right, at any time on behalf of Tenant, to replace said Cash Security with a new Letter of Credit issued by the Bank or any other bank selected by Landlord, in Landlord's sole discretion, and Tenant hereby irrevocably constitutes and appoints Landlord as Tenant's agent and attorney-in-fact to cause the Bank or any such other bank selected by Landlord to issue such a replacement Letter of Credit. The Letter of Credit provides for partial drawings. In the event Tenant defaults in the payment when due of an installment of Rent or in the payment when due of any additional rent or other charges due and payable under this Lease and such default shall continue for a period of three (3) business days after notice by Landlord to Tenant of such default or if this Lease and the Term shall expire and come to an end as provided in Article 17 or by or under any summary proceeding or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Article 18, or by or under any summary proceeding or any other action or proceeding, then Landlord, in addition to all rights and remedies which Landlord may have under this Lease or at law, may from time to time, draw on the Letter of Credit in one or more drawings for the amount of any Rent or additional rent or other charges then due and for any amount then due and payable to Landlord under this Lease. In the event of a partial drawing, as provided in the immediately preceding sentence, Tenant shall, within five (5) business days after demand, cause the Bank to issue an amendment to the Letter of Credit restoring the amount available thereunder to One Million Four Hundred Nineteen Thousand Seven Hundred Eight-Four and 00/100 ($1,419,784.00) DOLLARS. Notwithstanding anything to the contrary set forth in this Lease, including, but not limited to, the foregoing provisions of this Article, in addition to all rights granted to Landlord pursuant to the provisions of the Lease, if this Lease and the Term shall expire and come to an end as provided in Article 17, or by or under any summary proceeding, or any other action or proceeding, or if Landlord shall re-enter the Premises as provided in Article 18, or by or under any summary proceeding or any other action or proceeding, Landlord, in addition to all rights and remedies which Landlord may have under this Lease or at law, shall have the right to require the Bank to make payment to Landlord of the entire sum of One Million Four Hundred Nineteen Thousand Seven Hundred Eighty-Four and 00/100 ($1,419,784.00) Dollars or the undrawn portion thereof, as the case may be, represented by the Letter of Credit, which sum shall be held by Landlord as cash security in the same manner as if said sum had been deposited with Landlord pursuant to the provisions of subsection A of this Section.

        C. Any sum held by Landlord as Cash Security shall be held subject to the provisions of Section 7-103 of the General Obligations Law or any similar statute successor thereto.

        D. In the event Tenant defaults beyond notice and cure period in the observance or performance of any term, covenant or conditions of this Lease on Tenant's part to be observed or performed including, but not limited to, the covenant for the payment of Rent and additional rent, Landlord may use, apply or retain the whole or any part of any Cash Security held by Landlord under any of the provisions of this Article 32, to the extent required for the payment of any Rent, additional rent or any other sum with respect to which Tenant is in default, or for the payment of any sum which Landlord may expend or incur because of Tenant's default in the observance or performance of any such term, covenant or condition, including, but not limited to, the payment of any damages or deficiency in the reletting of the Premises, whether such damage or deficiency accrued before or after summary proceedings or other re-entry by Landlord, without thereby waiving any other rights or remedies of Landlord with respect to such default, and Landlord shall hold the remainder of such Cash Security as security for the faithful performance and observance by Tenant of the terms, covenants and conditions of this Lease on Tenant's part to be observed and performed with the same rights as hereinabove set forth to use, apply or retain all or any part of such remainder in the event of any further default by Tenant under this Lease.

        E. If Landlord uses, applies or retains the whole or any part of the Cash Security held by Landlord under any of the provisions of subsection B, Tenant, promptly after notice thereof, shall deliver to Landlord, in cash or by cashier's check, or Tenant's certified check, in either case drawn by or on a bank which is a member of the New York Clearing House Association and payable to the order of Landlord, the sum necessary to restore the Cash Security to the sum or One Million Four Hundred Nineteen Thousand Seven Hundred Eighty-Four and 00/100 ($1,419,784.00) DOLLARS.

        F. The Letter of Credit and/or any remaining portion of any Cash Security then held by Landlord for the performance of Tenant's obligations under this Lease as security shall be returned to Tenant six (6) months after the Expiration Date.

        G. In the event of a sale or other transfer of the Building and/or the land (the "Land") upon which the Building is situated, or Landlord's interest in this Lease, Landlord shall transfer the Letter of Credit and/or any remaining portion of any Cash Security then held by Landlord as security for performance of Tenant's obligations under this Lease to the transferee, and Landlord shall thereupon be released from all liability for the return of such security; Tenant agrees to look solely to the transferee for the return of any such security and it is agreed that the provisions of this sentence shall apply to every sale or transfer of the Land and/or Building or Landlord's interest in this Lease by Landlord named herein or its successors, and to every transfer or assignment made of any such security. Any transferee shall be deemed to have agreed that any Letter of Credit or Cash Security transferred to such transferee pursuant to this Article shall be held in trust for the purposes of set forth herein. A lease of the entire Building pursuant to which the lessee shall be entitled to collect the rents hereunder shall be deemed a transfer within the meaning of this subsection G.

        H. Owner agrees that, if not prohibited by law or the general policies of lending institutions in New York City, Landlord shall deposit any Cash Security held by Landlord in an interest-bearing savings account at a bank or banks selected by Landlord, and all interest accruing thereon shall be added to and become part of such Cash Security and shall be retained by Landlord under the same conditions as the principal sum held as Cash Security. Notwithstanding anything to the contrary set forth in this Article with respect to any Cash Security, Landlord shall be entitled to retain the one (1%) percent administrative fee permitted by law to be retained by landlords with respect to cash security deposits.

        I. Tenant agrees that it will not assign, mortgage or encumber, or attempt to assign, mortgage or encumber, the Letter of Credit or any Cash Security held by Landlord under this Lease, and that neither Landlord nor its successors or assigns shall be bound by any such assignment, mortgage, encumbrance, attempted assignment, attempted mortgage or attempted encumbrance. Landlord shall not be required to exhaust its remedies against Tenant before having recourse to the Letter of Credit, the Cash Security or any other security held by Landlord. Recourse by Landlord to the Letter of Credit, the Cash Security or any other security held by Landlord shall not affect any remedies of Landlord which are provided in this Lease or which are available in law or equity.

        J. Landlord has agreed that Landlord shall return to Tenant the sum of Two Hundred Thirty-Six Thousand Six Hundred Thirty and 66/100 ($236,630.66) Dollars of such security on each of the following dates (each referred to as a "Partial Return Date") (i) January 1, 2003, (ii) January 1, 2004, and (iii) January 1, 2005, provided Tenant is not then in default beyond notice and any cure period under any of the terms, covenants or conditions of this Lease on Tenant's part to be observed and performed. Accordingly, if on any Partial Return Date Tenant shall not so be in default, Tenant may replace the Letter of Credit with a letter of credit in a sum reduced by the amount of such partial reduction as set forth above, and the amounts referred to in the previous subsections of this Article shall be deemed reduced as the provisions of this subsection J shall operate to so reduce the Letter of Credit and/or Cash Security, as the case may be.

33. CAPTIONS. The captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Lease nor the intent of any provision thereof.

34. ADDITIONAL DEFINITIONS.

        A. The term "office" or "offices", wherever used in this Lease, shall not be construed to mean premises used as a store or stores, for the sale or display, at any time, of goods, wares or merchandise, of any kind, or as a restaurant, shop, booth, bootblack or other stand, barber shop, or for other similar purposes or for manufacturing.

        B. The words "reenter" and "reentry" as used in this Lease are not restricted to their technical legal meaning.

        C. The term "rent" as used in this Lease shall mean and be deemed to include Rent, any increases in Rent, all additional rent and any other sums payable hereunder.

        D. The term "business days" as used in this Lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and union holidays for those unions that materially affect the delivery of services in the Building.

35. PARTIES BOUND. The covenants, conditions and agreements contained in this Lease shall bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

36. BROKER. Each of Landlord and Tenant represent and warrant to the other that it has dealt directly with (and only with), the Broker (as defined in Article 1 herein) as broker in connection with this Lease, and that insofar as Tenant and Landlord know no other broker negotiated this Lease or is entitled to any commission in connection therewith; and Tenant and Landlord covenant and agree to pay, hold harmless and indemnify the other from and against any and all cost, expense (including reasonable attorney's fees) or liability for any compensation, commissions or charges claimed by any broker or agent, other than the Broker, with respect to this Lease or the negotiations thereof, arising from Tenant's or Landlord's acts, conduct or conversations. The execution and delivery of this Lease by Landlord and Tenant shall be conclusive evidence that Landlord and Tenant have relied upon the foregoing representation and warranty. Any commissions due to the Broker in connection with this Lease shall be paid by Landlord pursuant to a separate agreement.

37. INDEMNITY. Tenant shall not do or permit any act or thing to be done upon the Premises which may subject Landlord to any liability or responsibility for injury, damages to persons or property or to any liability by reason of any violation of law or of any legal requirement of public authority, but shall exercise such control over the Premises as to fully protect Landlord against any such liability. Tenant agrees to indemnify and save harmless Landlord from and against all liabilities, obligations, damages, penalties, claims, costs and expenses, including reasonable attorney fees, incurred or arising from (i) any act, omission or negligence of Tenant, its contractors, licensees, agents, employees, invitees or visitors; (ii) any accident, injury or damage whatsoever caused to any person or to the property of any person and occurring during the Term in or about the Premises, (iii) any accident, injury or damage to any person, entity or property, occurring outside of the Premises but anywhere within or about the Real Property, where such accident, injury or damage results or is claimed to have resulted from an act or omission or negligence of Tenant or Tenant's contractors, licensees, agents, employees, invitees or visitors,
(iv) any breach, violation or nonperformance of any covenant, condition or agreement in this Lease set forth and contained on the part of Tenant to be fulfilled, kept, observed and performed and (v) Tenant, or any of Tenant's contractors, licensees, agents, employees, invitees or visitors causing or permitting any

Hazardous Substance (as hereinafter defined) to be brought upon, kept or used in or about the Premises or the Real Property or any seepage, escape or release of such Hazardous Substances. The term "Hazardous Substances" shall mean, collectively, (a) asbestos and polychlorinated biphenyls and (b) hazardous or toxic materials, wastes and substances which are defined, determined and identified as such pursuant to any law. Tenant's liability under this Lease extends to the acts and omissions of any subtenant and any contractor, licensee, agent, employee, invitee or visitor of any subtenant. As used herein and in all other provisions in this Lease containing indemnities made for the benefit of Landlord, the term "Landlord" shall mean the Landlord herein named and its managing agent and their respective parent companies and/or corporations, their respective controlled, associated, affiliated and subsidiary companies and/or corporations and their respective members, officers, partners, agents, consultants, servants, employees, successors and assigns. This indemnity and hold harmless agreement shall include indemnity from and against any and all liability, fines, suits, demands, costs and expenses of any kind or nature incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof.

38. ADJACENT EXCAVATION SHORING. If an excavation shall be made upon land adjacent to the Premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the Premises for the purpose of doing such work as said person shall deem reasonably necessary to preserve the wall or the Building from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Landlord, or diminution or abatement of Rent. Landlord shall endeavor to have such entry accomplished during reasonable hours in the presence of a representative of Tenant, who shall be designated by Tenant promptly upon Landlord's request.

39. MISCELLANEOUS.

        A. No Offer. This Lease is offered for signature by Tenant and it is understood that this Lease shall not be binding upon Landlord unless and until Landlord shall have executed and delivered a fully executed copy of this Lease to Tenant.

        B. Certificates. From time to time, within ten (10) business days next following request by Landlord or the mortgagee of a Mortgage, Tenant shall deliver to Landlord or such mortgagee, as the case may be, a written statement executed and acknowledged by Tenant, in form satisfactory to Landlord or such mortgagee, (i) stating that this Lease is then in full force and effect and has not been modified (or if modified, setting forth all modifications), (ii) setting forth the date to which the Rent, additional rent and other charges hereunder have been paid, together with the amount of fixed base monthly Rent then payable, (iii) stating whether or not, to the best knowledge of Tenant, Landlord is in default under this Lease, and, if Landlord is in default, setting forth the specific nature of all such defaults, (iv) stating the amount of the security deposit under this Lease, (v) stating whether there are any subleases affecting the Premises, (vi) stating the address of Tenant to which all notices and communications under the Lease shall be sent, (vii) stating the Commencement Date and the Expiration Date, and (viii) as to any other matters requested by Landlord or such mortgagee. Tenant acknowledges that any statement delivered pursuant to this subsection B may be relied upon by any purchaser or owner of the Real Property or the Building, or Landlord's interest in the Real Property or the Building or any Superior Lease, or by any mortgagee of a Mortgage, or by any assignee of any mortgagee of a Mortgage, or by any lessor under any Superior Lease.

        C. Directory Listings. Landlord agrees to provide Tenant, at Landlord's sole cost and expense, with five (5) listings on the directory in the lobby of the Building. Upon written request by Tenant, Landlord agrees to provide Tenant with additional listings on such directory, at Tenant's sole cost and expense, provided Tenant shall be limited to a number of listings determined by multiplying Tenant's Proportionate Share by the total number of spaces for listings on such directory.

        D. Authority. The individuals executing this Lease on behalf of Landlord and Tenant hereby respectively represent and warrant that Landlord and Tenant are duly formed and validly existing entities qualified to do business in the State of New York and that Landlord and Tenant have full right and authority to execute and deliver this Lease and that the persons signing on behalf of Landlord and Tenant are authorized to do so.

        E. Signage. Tenant shall not exhibit, inscribe, paint or affix any sign, advertisement, notice or other lettering on any portion of the Building or the outside of the Premises without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld or delayed, provided such signage is in conformity with Building standard signage and is installed in accordance with all applicable laws, rules and regulations having jurisdiction thereof. Landlord shall, at Tenant's sole cost and expense, cooperate with Tenant in connection with Tenant's application for any necessary approval from any governmental or quasi-governmental agency having jurisdiction thereof with respect to Tenant's proposed signage. A plan of all signage or other lettering proposed to be exhibited, inscribed, painted or affixed on the entry door(s) to the Premises shall be prepared by Tenant in conformity with building standard signage requirements (if any) and submitted to Landlord for Landlord's consent which consent shall not be unreasonably withheld. Upon the granting of Landlord's consent, Tenant may install such signage at Tenant's sole cost and expense. Upon installation of any such signage or other lettering, such signage or lettering shall not be removed, changed or otherwise modified in any way without Landlord's prior written approval. Any signage, advertisement, notice or other lettering which shall be exhibited, inscribed, painted or affixed by or on behalf of Tenant in violation of the provisions of this section may be removed by Landlord and the cost of any such removal shall be paid by Tenant as additional rent. Tenant shall not exhibit, inscribe, paint or affix on any part of the Premises or the Building visible to the general public any signage or lettering including the words "temporary" or "personnel".

        F. Consents and Approvals. All references in this Lease to the consent or approval of Landlord shall be deemed to mean the written consent of Landlord or the written approval of Landlord and no consent or approval of Landlord shall be effective for any purpose unless such consent or approval is set forth in a written instrument executed by Landlord. Wherever in this Lease Landlord's consent or approval is required, if Landlord shall delay or refuse such consent or approval, Tenant in no event shall be entitled to make, nor shall Tenant make, any claim, and Tenant hereby waives any claim for money damages (nor shall Tenant claim any money damages by way of set-off, counterclaim or defense) based upon any claim or assertion by Tenant that Landlord unreasonably withheld or unreasonably delayed its consent or approval. Any dispute as to whether Landlord was reasonable with respect to giving its consent under Article 12 shall be determined by arbitration conducted in the City of New York, Borough of Manhattan in accordance with the expedited rules of the American Arbitration Association ("AAA") for commercial arbitration (if such rules are then existing) pursuant to a submission filed within ten (10) business days after written notice of the election by one party to submit the dispute to arbitration has been delivered to the other party. If the AAA is not then in existence or does not desire to act, then the submitting party may apply within said ten (10) business day period to a judge of a court of competent jurisdiction in the City of New York, Borough of Manhattan, for the appointment of an arbitrator to hear the parties and determine the matter. Provided the rules and regulations of the AAA, or the court, as the case may be, so permit, the AAA, or such court, shall select a single arbitrator within two (2) business days after such submission or application, the arbitration shall commence two (2) business days thereafter and the arbitrator shall make a determination within three (3) business days after conclusion of the arbitration. All action necessary to implement the decision of the AAA shall be undertaken as soon as possible, but in no event later than three (3) business days after the rendering of such decision.

        G. Governing Law. This Lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of New York. All actions or proceedings relating, directly or indirectly, to this Lease shall be litigated only in courts located within the County of New York. Landlord and Tenant, any guarantor of the performance of Tenant's obligations hereunder and their respective successors and assigns, hereby subject themselves to the jurisdiction of any state or federal court located with such county, and shall be subject to service provided that the terms, provisions and conditions of Article 27 are adhered to.

        H. Financial Statements. Tenant shall, upon written request of Landlord, furnish Landlord throughout the Term, within ninety (90) days following the end of Tenant's fiscal year (or within five [5] business days after Landlord's request therefor), an updated, current annual financial statement of Tenant, which statement shall be audited (if available).

        I. Signatories. If more than one person executes this Lease as Tenant, each of them understands and hereby agrees that the obligations of each of them under this Lease are and shall be joint and several, that the term "Tenant" as used in this Lease shall mean and include each of them jointly and severally and that the act of or notice from, or notice or refund to, or the signature of, any one or more of them, with respect to the tenancy and/or this Lease, including, but not limited to, any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

40. HAZARDOUS SUBSTANCES. Tenant shall not permit the presence, handling, use, storage or transportation of Hazardous Substances in or about the Premises or the Building and Tenant shall, at its sole cost and expense, perform any and all Remedial Work arising from, growing out of or related to any breach of the foregoing covenant by Tenant. The term "Remedial Work" shall mean all investigation, monitoring, restoration, abatement, detoxification, containment, handling, treatment, removal, storage, decontamination, clean-up, transport, disposal or other ameliorative work or response action undertaken in connection with (a) any "Environmental Laws" (as hereinafter defined), (b) any order of any governmental authority having jurisdiction over the Premises and/or the Building, or (c) any final judgment, consent decree, settlement or compromise with respect to any "Hazardous Substances Claims" (as hereinafter defined). The term "Hazardous Substances Claims" shall mean any and all enforcement, clean-up, removal, remedial or other governmental or regulatory actions, agreements or orders threatened in writing, instituted or completed pursuant to any Environmental Laws and any and all other actions, proceedings, claims, written demands or causes of action, whether meritorious or not (including, without limitation, third party claims for contribution, indemnity, personal injury or real or personal property damage), that, in each case, relate to, arise from or are based, in whole or in part, on the occurrence or alleged occurrence of any violation or alleged violation of or responsibility under any applicable Environmental Law relating to the Premises and/or the Building or to the ownership, use, occupation or operation thereof. The term "Environmental Laws" shall mean any and all present and future federal, state and local laws (whether under common law, statute, ordinance, rule, regulation or otherwise), court or administrative orders or decrees, requirements of permits issued with respect thereto, and other requirements of governmental authorities having jurisdiction over the Premises and/or the Building relating to protection of the environment, to public health and safety or any Hazardous Substances (including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980 ("CERCLA"), 42 U.S.C. Sections 9601, et seq., as heretofore or hereafter amended from time to time). To Landlord's actual knowledge, on the Commencement Date, the Premises shall not be in violation of Environmental Laws having jurisdiction thereof.

41. INTENTIONALLY DELETED.

42. INTENTIONALLY DELETED.

43. RIGHT OF FIRST OFFER.

        A. Provided this Lease (i) is in full force and effect and Tenant is not in default after notice and the expiration of the applicable grace period, if any, and (ii) Tenant is in occupancy of at least eighty (80%) percent of the second (2nd) floor portion of the Premises, Tenant shall have a right of first offer with respect to the first leasing of any space located on the third (3rd) floor of the Building comprising at least five thousand (5,000) rentable square feet which is contiguous to the Premises ("First Offer Space") which becomes available for leasing during the Term upon the terms and conditions set forth in this Article 43.

        B. Landlord shall provide a notice to Tenant ("Landlord's First Offer Notice") that (i) such First Offer Space shall become available for leasing, and
(ii) describing such First Offer Space and the material business terms which Landlord intends to market such space. Tenant shall have a right by notice ("Tenant's First Offer Notice") given to Landlord within five (5) business days after Tenant's receipt of Landlord's First Offer Notice to lease such First Offer Space from Landlord upon the terms and conditions hereinafter set forth. If Tenant delivers a Tenant's First Offer Notice, Landlord shall negotiate with Tenant in good faith to enter into a lease or lease amendment for such First Offer Space.

        C. TIME SHALL BE OF THE ESSENCE with respect to the giving of Tenant's First Offer Notice and Tenant's failure to deliver Tenant's First Offer Notice to Landlord within such five (5) business day period shall be deemed to constitute a waiver by Tenant of its right to lease such First Offer Space. Landlord shall thereafter be free to lease such First Offer Space to any third party and Tenant shall no longer have a right to lease such First Offer Space should it subsequently become available for leasing throughout the Term in accordance with the provisions of this Article 43 (provided, however, if such First Offer Space is subsequently configured in a materially different manner (i.e., square footage) than in the manner initially offered to Tenant by Landlord and such reconfigured First Offer Space becomes available for leasing hereunder, then Tenant shall have an additional one (1) time right to lease such reconfigured First Offer Space in accordance with the terms and conditions of this Article 43).

        D. Any exercise by Tenant of its option to lease First Offer Space as above provided shall be subject to the following additional limitations:

               (i) The rights of existing tenants in the Building as of the date hereof to lease such First Offer Space;

               (ii) Landlord's desire to extend the term of any tenant (or subtenant) then occupying the First Offer Space;

               (iii) The term for which the First Offer Space shall be leased shall be for the balance of the Term, as the same may be extended in accordance with the provisions of this Lease;

               (iv) The rent for the First Offer Space shall be equal to the greater of (a) then-prevailing fair market rent for such space, and (b) the Rent and additional rent and other charges that Tenant is then paying for the Premises. Tenant's obligation to pay rent and additional rent and other charges with respect to the First Offer Space shall commence on the date Landlord delivers the First Offer Space to Tenant and thereafter the Premises shall be deemed to include the First Offer Space and shall be increased by the number of square feet comprising the First Offer Space. Tenant's Proportionate Share and Labor Rate Factor shall each be recalculated to reflect that the First Offer space has been incorporated into the Premises, and in the event that the First Offer Space is not then sub-metered, Tenant shall pay an interim electric charge in the amount of $3.00 per rentable square foot for such First Offer Space;

               (v) The configuration of the First Offer Space shall be reasonably determined by Landlord; and

               (vi) All of the other terms and conditions of this Lease shall apply to the First Offer Space, provided, however, that Landlord shall have no obligation to perform Landlord's Pre-Commencement Core Work or Landlord's Post-Commencement Core Work or to provide Tenant with Landlord's Contribution with respect to the First Offer Space, except as provided in Landlord's First Offer Notice.

        E. Promptly after the exercise of the right to lease any First Offer Space, Landlord and Tenant shall execute and deliver to each other an agreement setting forth (1) a description of the First Offer Space, (2) the effective date of inclusion of such First Offer Space in the Premises, and (3) the increase in the Rent and Tenant's Proportionate Share and Labor Rate Factor resulting from such inclusion.


                [Remainder of this Page Intentionally left Blank]

        IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Lease as of the day and year first above written.

POLESTAR FIFTH PROPERTY ASSOCIATES LLC, Landlord

By:     New Rock Realty Management LLC,
        a New York limited liability company,
        its authorized agent

        By:    NR Realty LLC,

               a New York limited liability company,
               its sole member

               By: /s/ NR Realty LLC
                   -----------------------------------

               Name:
                     ---------------------------------
               Title:
                     ---------------------------------

WOMEN.COM Networks, LLC, Tenant

By: /s/ Women.com Networks, LLC
    ------------------------------
    Name:
         -------------------------
        Title:
              --------------------


-----------------------------------
Tenant's Tax I.D.  Number

                                    EXHIBIT 1

                             Floor Plan of Premises

                                [To Be Included]

                                    EXHIBIT 2

                      Cleaning Specifications for Premises

GENERAL CLEANING

NIGHTLY:

General Offices:

1. All hard-surfaced flooring to be swept using approved dust-down preparation.
2. Carpet sweep all carpets, moving only light furniture (desks, file cabinets, etc., not to be moved).
3.      Hand dust and wipe clean all furniture, fixtures and window sills.
4.      Empty and clean all ash trays and screen all sand urns.
5.      Empty and clean all waste disposal cans and baskets.
6.      Dust interiors of all waste disposal cans and baskets.
7.      Wash clean all water fountains and coolers.


Public Lavatories:

1.      Sweep and wash all floors, using proper disinfectants.
2.      Wash and polish all mirrors, shelves, bright work and enameled surfaces.
3.      Wash and disinfect all basins, bowls and urinals.
4.      Wash all toilet seats (both sides).
5. Hand dust and clean all partitions, tile walls, dispensers and receptacles in lavatories and restrooms.

6.      Empty paper receptacles and remove wastepaper.

7.      Fill and clean all soap, towel and toilet tissue dispensers as needed.
8.      Empty and clean all sanitary disposal receptacles.

WEEKLY:

1.      Vacuum clean all carpeting and rugs.
2. Dust all door louvers and other ventilating louvers within a person's reach.
3.      Wipe clean all brass and other bright work.

QUARTERLY:

High dust the Premises complete, including the following:

1. Dust all pictures, frames, charts, graphs and similar wall hangings not reached in nightly cleaning.
2. Dust clean all vertical surfaces, such as walls, partitions, doors and door bucks and other surfaces not reached in nightly cleaning.

3. Dust all pipes, ventilating and air-conditioning louvers, ducts, high moldings and other high areas not reached in nightly cleaning.
4.      Dust all Venetian blinds.

Wash exterior and interior of windows two (2) times per annum, subject to weather conditions and requirements of law.

                                   SCHEDULE A

                              RULES AND REGULATIONS

I. The rights of each tenant in the Building to the entrances, corridors and elevators of the Building are limited to ingress to and egress from such tenant's premises and no tenant shall use, or permit the use of the entrances, corridors, or elevators for any other purpose. No tenant shall invite to its premises, or permit the visit of persons in such numbers or under such conditions as to interfere with the use and enjoyment of any of the plazas, entrances, corridors, elevators and other facilities of the Building by other tenants. No tenant shall encumber or obstruct, or permit the encumbrances or obstruction of any of the sidewalks, plazas, entrances, corridors, elevators, fire exits or stairways of the Building. Landlord reserves the right to control and operate the public portions of the Building, the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as Landlord deems best for the benefit of the tenants generally.


II. Landlord may refuse admission to the Building outside of ordinary business hours to any person not known to the watchman in charge or not having a pass issued by Landlord or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register. Tenants' employees, agents and visitors shall be permitted to enter and leave the Building whenever appropriate arrangements have been previously made between Landlord and the tenant with respect thereto. Each tenant shall be responsible for all persons for whom it requests such permission and shall be liable to Landlord for all acts of such persons. Any person whose presence in the Building at any time shall, in the judgment of Landlord, be prejudicial to the safety, character, reputation or interests of the Building or its tenants may be denied access to the Building or may be ejected therefrom. In case of invasion, riot, public excitement or other commotion Landlord may prevent all access to the Building during the continuance of the same, by closing the doors or otherwise, for the safety of the tenants and protection of property in the Building. Landlord may require any person leaving the Building with any package or other object to exhibit a pass from the tenant from whose premises the package or object is being removed, but the establishment and enforcement of such requirement shall not impose any responsibility on Landlord for the protection of any tenant against the removal of property from the premises of tenant. Landlord shall, in no way, be liable to any tenant for damages or loss arising from the admission, exclusion or ejection of any person to or from a tenant's premises or the Building under the provisions of this rule.


III. No tenant shall obtain or accept for use in its premises ice, drinking water, towels, barbering, boot blacking, floor polishing, lighting maintenance, cleaning or other similar services from any persons not authorized by Landlord in writing to furnish such services. Such services shall be furnished only at such hours, in such places within the tenant's premises and under such regulation as may be fixed by Landlord.

IV. No window or other air-conditioning units shall be installed by any tenant, and only such window coverings as are supplied or permitted by Landlord shall be used in a tenant's premises.

V. There shall not be used in any space, nor in the public halls of the Building, either by any tenant, jobber or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

VI. All entrance doors in each tenant's premises shall be left locked when the tenant's premises are not in use. Entrance doors shall not be left open at any time. All windows in each tenant's premises shall be kept closed at all times and all blinds therein above the ground floor shall be lowered when and as reasonably required because of the position of the sun, during the operation of the air-conditioning system to cool or ventilate the tenant's premises.

VII. No noise, including the playing of any musical instruments, radio or television, which, in the judgment of Landlord, might disturb other tenants in the Building, shall be made or permitted by any tenant. No dangerous, inflammable, combustible or explosive object, material or fluid shall be brought into the Building by any tenant or with the permission of any tenant.

VIII. Each tenant shall be required to use Landlord's designated locksmith and may only install such locks and other security devices as Landlord approves. Each tenant shall furnish Landlord with keys to its respective premises so that Landlord may have access thereto for the purposes set forth in the Lease. No additional locks or bolts of any kind shall be placed upon any of the doors or windows in any tenant's premises and no lock on any door therein shall be changed or altered in any respect. Duplicate keys for a tenant's premises and toilet rooms shall be procured only from Landlord, which may make a reasonable charge therefore. Upon the termination of a tenant's lease, all keys of the tenant's premises and toilet rooms shall be delivered to Landlord.

IX. Each tenant, shall, at its expense, provide artificial light in the premises for Landlord's agents, contractors and employees while performing janitorial or other cleaning services and making repairs or alterations in said premises.

X. No tenant shall install or permit to be installed any vending machines, except for the use of Tenant's employees.

XI. No animals or birds may be brought into or kept in or about the Building; Tenant acknowledges that any violation of this Rule and Regulation will impair the first-class character and reputation of the Building and shall be a material default under this Lease, in addition no bicycles, mopeds or vehicles of any kind shall be brought into or kept in or about the Building or permitted therein.

XII. No furniture, office equipment, packages or merchandise will be received in the Building or carried up or down in the elevator, except between such hours as shall be designated by Landlord. Landlord shall prescribe the charge for freight elevator use and the method and manner in which any merchandise, heavy furniture, equipment or safes shall be brought in or taken out of the Building, and also the hours at which such moving shall be done. No furniture, office equipment, merchandise, large packages or parcels shall be moved or transported in the passenger elevators at any time.


XIII. All electrical fixtures hung in offices or spaces along the perimeter of any tenant's Premises must be fluorescent, of a quality, type, design and bulb color reasonably approved by Landlord unless the prior consent of Landlord has been obtained for other lamping, which consent shall not be unreasonably withheld.

XIV. The exterior windows and doors that reflect or admit light and air into any premises or the halls, passageways or other public places in the Building, shall not be covered or obstructed by any tenant, nor shall any articles be placed on the windowsills.

XV. Canvassing, soliciting and peddling in the Building is prohibited and each tenant shall cooperate to prevent same.

XVI. No tenant shall do any cooking, conduct any restaurant, luncheonette or cafeteria for the sale or service of food or beverages to its employees or to others, except as expressly approved in writing by Landlord. In addition, no tenant shall cause or permit any odors of cooking or other processes or any unusual or objectionable odors to emanate from the premises. The foregoing shall not preclude tenant from having food or beverages delivered to the premises, provided that no cooking or food preparation shall be carried out at the premises, except for reheating of pre-cooked foods.


XVII. No tenant shall generate, store, handle, discharge or otherwise deal with any Hazardous Substances on or about the Real Property.

                                   SCHEDULE B

        I. Landlord agrees, at its sole cost and expense and without charge to Tenant, to do the following work in the Premises all of which shall be of design, capacity, finish and color of the Building Standard adopted by Landlord for the Building hereinafter called "Building Standard."

        II. Landlord shall perform Landlord's Pre Commencement Core Work prior to Tenant's Initial Alteration. Tenant shall coordinate Tenant's Initial Alteration so that it does not interfere with the performance of Landlord's Post-Commencement Core Work.

                      LANDLORD'S PRE-COMMENCEMENT CORE WORK

- 2nd floor premises shall be delivered demolished and in broom clean condition.

-   Mezzanine premises shall be delivered in "as-is" broom clean condition.

-   All columns on the 2nd floor shall be boxed to 10 feet from the floor.

-   Landlord to provide Tenant one (1) connection point for the 2nd floor, and
    (1) additional connection point to the mezzanine, for Tenant's devices into the Building's Class E System.

-   Floor surfaces shall be delivered in "as-is" condition.

- Tenant shall use the existing sprinkler system which shall be delivered in good working order.

-   Ceiling and walls shall be delivered in "as-is" condition.

-   Landlord shall install submeter(s) for entire 2nd floor and mezzanine.

- Premises shall be delivered free of leaks upon the date of delivery for commencement of Tenant's construction.

                     LANDLORD'S POST COMMENCEMENT CORE WORK

- All non-showroom picture windows (including lot line windows) shall be replaced with double-glazed fully operable thermopane windows on both the 2nd floor and the mezzanine.

- Landlord to provide reasonable electric capacity to accommodate Tenant's estimated ninety five (95) tons of HVAC cooling equipment.

- Landlord to provide Tenant one (1) connection point for the Second (2nd) floor, and one (1) additional connection point to the mezzanine level, for Tenant's devices into the Building's Class E System.

-   Landlord shall provide valved outlet(s) for Tenant's HVAC unit.

- Landlord shall deliver the plumbing connection(s) that serve the Premises properly routed to the Premises and in good working order.

                                   SCHEDULE C

                                REQUIREMENTS FOR

                        "CERTIFICATES OF FINAL APPROVAL"

1. All required Building Department Forms must be properly filled out and completed by the approved architect/engineer of record or Building Department expediter, as required.

2. All forms are to be submitted to Landlord for Landlord's review and signature prior to submission of final plans and forms to the New York City Building Department, as required.

3. All pertinent forms and filed plans are to be stamped and sealed by a licensed architect and/or professional engineer, as required. All controlled inspections are to be performed by the architect/engineer of record unless approved otherwise by Landlord.

4. A copy of all approved forms, permits and approved Building Department plans (stamped and signed by the New York City Building Department), are to be submitted to the building office prior to start of work.

5. Copies of all completed inspection reports and NYC Building Department sign-offs are to be submitted to the building office immediately following completion of construction, as required.

6. All claims, violations or discrepancies with improperly filed plans, applications, or improperly completed work shall become the sole responsibility of the applicant to resolve, as required.

7. All changes to previously approved plans and applications must be filed under an amended application, as required. Landlord reserves the right to withhold approvals to proceed with changes until associated plans are properly filed with the New York City Building Department, as required.

8. The architect/engineer of record accepts full responsibility for any and all discrepancies or violations which arise out of non-compliance with all local laws and building codes having jurisdiction over the work.

9. Landlord reserves the right to reject any and all work requests and new work applications that are not properly filed or accompanied by approved plans and building permits.

10. All ACP's and asbestos inspections must be conducted by a licensed and fully qualified asbestos inspection agency approved by Landlord.

               These forms must be furnished by the Architect/ Engineer of record or Building Department expediter (filing agency) and approved by the Landlord prior to submitting all plans and forms to the New York City Building Department for final approval.

               These forms must be furnished in order for Tenant to receive "Landlord's Contribution."

         Form                 Description
         ----                 -----------
----     *PW-1                  Building  Notice Application (Plan work approval
                                application)

----     *PW-1B                 Plumbing/Mechanical Equipment
                                Application and Inspection Report

----     *PW-1                  Statement Form B

----     *TR-1                  Amendment Controlled Inspection
                                Report

----     PW-2                   Building Permit Form (All Disciplines)

         B Form 708             Building Permit "Card"

----     *TR-1                  Certification of Completed Inspection and
                                Certified Completion Letter by
                                Architect/Engineer of record or Building
                                Department expediter

----     PW-3                   Cost Affidavit Form

----     PW-4                   Equipment Use Application Form

----     *PW-6                  Revised Certificate of Occupancy for change in
                                use (if applicable)

----     Form ACP7              New York City Department of
             or                 Environmental Protection Asbestos
         Form  ACP5             Inspection Report as  prepared by a licensed and
                                approved asbestos inspection agency

                                Building Department Equipment Use Permits for all new HVAC equipment installed under this application

                                Revised Certificate of Occupancy for change in use (if applicable)

* These items must be perforated (with the date and New York City Building Department Stamp) to signify New York City Building Department Approval. All forms must bear proper approvals and sign-offs prior to authorization given by Landlord to proceed with the work.

                                   SCHEDULE D

                           TENANT'S INITIAL ALTERATION

        I. Tenant shall perform or cause the performance of Alterations in and to the Premises to prepare same for Tenant's initial occupancy thereof ("Tenant's Initial Alteration"). All Alterations to be performed by Tenant shall be, at a minimum, of a quality and standard equivalent to the standards for construction set by Landlord, from time to time, for the Building, and shall be subject to the prior approval of Landlord as set forth in Article 3 hereof. Tenant shall submit to Landlord or, at Landlord's direction, Landlord's Consultant, complete and detailed architectural, mechanical and engineering plans and specifications prepared by an architect or engineer licensed in the State of New York and reasonably approved by Landlord, which plans and specifications shall be stamped and certified by such architect or engineer, showing Tenant's Initial Alteration, which plans and specifications shall be prepared by Tenant, at Tenant's own cost and expense. Tenant's plans and specifications shall include all information necessary to reflect Tenant's requirements for the design and installation of any air-cooling equipment, ductwork, heating, electrical, plumbing and other mechanical systems and all work necessary to connect any non-standard facilities to the Building's base mechanical, electrical and structural systems. Tenant's submission shall include not less than three (3) sets of sepias and five (5) sets of black and white prints.

        II. Tenant shall not perform work which would (a) require changes to structural components of the Building or the exterior design of the Building,
(b) require any material modification to the Building's mechanical installations or other Building installations outside the Premises, (c) not be in compliance with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the Building and/or the construction of the Premises, including but not limited to, the Americans with Disabilities Act of 1990, or (d) be incompatible with the Certificate of Occupancy for the Building. Any changes required by any governmental department affecting the construction of the Premises shall be performed at Tenant's sole cost.

        III. At the time that Tenant submits its plans and specifications to Landlord for Landlord's approval, such plans and specifications must be transmitted to Landlord with a cover letter specifically stating that "the enclosed plans and specifications are being transmitted to Landlord for its review and approval pursuant to the terms of the Lease." Landlord or Landlord's Consultant shall respond to Tenant's request for approval of any plans and specifications described in Paragraph I above within ten (10) business days following the submission of such plans and specifications prepared in accordance with the terms hereof. In the event Landlord or Landlord's Consultant shall disapprove of all or a portion of any of Tenant's plans and specifications, such disapproval shall be set forth in writing and shall include the reasons therefor in reasonable detail, in which event Tenant shall revise such plans and specifications and resubmit same to Landlord within five (5) business days thereafter, time being of the essence. If Landlord or Landlord's Consultant approves a portion of Tenant's plans and specifications, Tenant shall be permitted to commence work on such items of work depicted on the portion of the plans and specifications so partially approved, provided such work is not related (directly or indirectly) to any items of work which have not been approved by Landlord or Landlord's Consultant. Landlord or Landlord's Consultant shall respond to Tenant's request for consent of any such revised plans within five (5) business days following resubmission. The approval of plans and specifications by Landlord or Landlord's Consultant (hereinafter referred to as the "Final Plans") together with Tenant's satisfactory compliance with the requirements set forth in items (1) through (4) of Schedule E annexed to this Lease, shall be deemed an authorization for Tenant to proceed with Tenant's Initial Alteration, which shall be performed in accordance with the provisions of Article 3 and Schedule D of this Lease. Tenant shall reimburse Landlord for any reasonable fees of Landlord's Consultant incurred in connection with Tenant's Initial Alteration. Neither the recommendation or designation of an architect or engineer nor the approval of the final plans and specifications by Landlord or Landlord's Consultant shall be deemed to create any liability on the part of Landlord with respect to the design or specifications set forth in the Final Plans.

        IV. Intentionally Deleted.

        V. Landlord agrees to reimburse Tenant for the cost of Tenant's Initial Alteration, as approved by Landlord or Landlord's Consultant and made by Tenant within twelve ( 12 ) months of the Commencement Date, in an amount not to exceed Landlord's Contribution. Provided this Lease is in full force and effect and Tenant is not in default hereunder, Landlord's Contribution shall be paid by progress payments as follows: on or before the first (1st) day of each calendar month (but in no event more than four (4) times in the aggregate), Tenant may submit to each of Landlord and Landlord's Consultant an application and certificate for payment (standard AIA Form G702) for that portion of Tenant's Initial Alteration previously completed, which application and certificate for payment must be accompanied by (a) all information and documents required thereunder and (b) a partial lien waiver executed by the general contractor (the "General Contractor") and its subcontractors employed in connection with

Tenant's Initial Alteration covering work previously paid for out of prior progress payments. Provided Landlord's architect verifies in writing that the work described in any such application and certificate for payment has been completed in accordance with the Final Plans, Landlord, on or about the thirtieth (30th) day of such calendar month shall remit to Tenant ninety percent (90%) of the amount so requisitioned by Tenant or such other amount as is approved by Landlord, based on the portion of Tenant's Initial Alteration which has been completed, with ten (10%) percent to be retained until final payment of Landlord's Contribution is due pursuant to the terms of this Paragraph IV. Provided this Lease is in full force and effect and Tenant is not in default hereunder, Landlord shall pay the balance of Landlord's Contribution to Tenant within thirty (30) days of submission by Tenant of (1) paid receipts (or such other proof of payment as Landlord shall reasonably require) for work done in connection with Tenant's Initial Alteration, (2) a written statement from Tenant's architect or engineer that the work described on any such invoices has been completed in accordance with the Final Plans, (3) a lien waiver executed by the General Contractor, (4) proof reasonably satisfactory to Landlord that Tenant has complied with all of the conditions set forth in this Schedule C (as applicable), which shall include, without limitation, submission of all of the items described on Schedule E annexed to this Lease and (5) two (2) complete sets of "as-built" plans.

        VI. All plans and specifications for Initial Tenant Alteration shall be submitted by Tenant to Landlord on or before the Plan Submission Date.

                                   SCHEDULE E

                   TENANT ALTERATION WORK AND NEW CONSTRUCTION

                           CONDITIONS AND REQUIREMENTS

        1. No Alterations are permitted to commence until original Certificates of Insurance required from Tenant's general contractor (the "General Contractor") and all subcontractors complying with the attached requirements are on file with the Building office.

        2. All New York City Building Department applications with assigned BN# and permits must be on file with the Building office prior to starting work. A copy of the building permit must also be posted on the job site by the General Contractor. The General Contractor shall make all arrangements with Landlord's expediter for final inspections and sign-offs prior to substantial completion.

        3. The General Contractor shall comply with all Federal, State and local laws, building codes, OSHA requirements, and all laws having jurisdiction over the performance and handling of the Alterations.

        4. The existing "Class E" fire alarm system (including all wiring and controls), if any, must be maintained at all times. Any additions or alterations to the existing system shall be coordinated with the Building office as required. All final tie-in work is to be performed by Landlord's fire alarm vendor and coordinated by the General Contractor. All costs for the tie-ins are reimbursable to Landlord by Tenant.

        5. All wood used, whether temporary or not, such as blocking, form work, doors, frames, etc. shall be fire rated in accordance with the New York City Building and Fire Code requirements governing this work.

        6. Building standby personnel (i.e. Building operating engineer and/or elevator operator), required for all construction will be at Landlord's discretion. Freight elevators used for overtime deliveries must be scheduled in writing with Landlord at least 24 hours in advance, as required. All costs associated are reimbursable to Landlord by Tenant.

        7. The General Contractor shall comply with the Rules and Regulations of the Building elevators and the manner of handling materials, equipment and debris to avoid conflict and interference with Building operations. All bulk deliveries or removals will be made prior to 8:00 a.m. and after 5:00 p.m.
               or on weekends, as required.

        8. No exterior hoisting will be permitted. All products or materials specified are to be assembled on-site, and delivered to the site in such a manner so as to allow unobstructed passage through the Building's freight elevator, lobbies, corridors, etc. The General Contractor will be responsible for protection of all finished spaces, as required.

        9. All construction personnel must use the freight elevator at all times. Any and all tradesman found riding the passenger elevators without prior approval from Landlord will be escorted out of the Building and not be allowed re-entry without written approval from the Building office.

        10. During the performance of Alterations, Tenant's construction supervisor or job superintendent must be present on the job site at all times.

        11. During the performance of Alterations, all demolition work shall be performed after 6:00 p.m. during the week or on weekends. This would include carting or rubbish removal as well as performing any operations that would disturb other Building tenants or other occupants (drilling, chopping, grinding, recircuiting, etc.).

        12. No conduits or cutouts are permitted to be installed in the floor slab without prior written approval from Landlord. Landlord reserves the right to restrict locations of such items to areas that will not interfere with the Building's framing system or components. No conduits or cutouts are permitted outside of Tenant's Premises.

        13. Plumbing connections to Building supply, waste and vent lines are to be performed after normal working hours, and coordinated with the Building manager, and are to include the following minimum requirements:

               A. Separate shutoff valves for all new hot and/or cold water supply lines (including associated access doors).

               B. Patch and repair of existing construction on floor below, immediately following completion of plumbing work (to be performed after normal working hours, as required).

        14. The General Contractor must coordinate all work to occur in public spaces, core areas and other tenant occupied spaces with Landlord, and perform all such work after normal working hours (to include associated patch and repair work). The General Contractor shall provide all required protection of existing finishes within the affected area(s).

        15. The General Contractor must perform all floor coring, drilling or trenching after normal business hours, and obtain Landlord's permission and approval of same prior to performing such work.

        16. Convector mounted outlets and associated conduits, wiring, boxes, etc., shall be located and installed in areas where they will not hinder the operation or maintenance of existing fan coil units or prevent removal or replacement of access panels or removable covers.

        17. The General Contractor shall be responsible for all final tests, inspections and approvals associated with all modifications, deletions or additions to Building Class "E" systems and equipment.

        18. Recircuiting of existing power/lighting panels and circuits affecting Building and/or tenant operations are to be performed after normal business hours and coordinated with the Building office in advance, as required.

        19. All burning and welding to be performed in occupied or finished areas shall be performed after normal business hours and coordinated with the Building office in advance, as required. Proper ventilation of the work area will be required in order to perform this work.

        20. The General Contractor shall provide Landlord's managing agent and the Building office with all approved submittal and closeout documents as well as all required final inspections and Building Department sign-offs just prior to or immediately following completion of construction.

        21. Any and all Alterations to the Building sprinkler system (including draining of system) are to be performed after normal business hours and coordinated with the Building office, as required. All costs associated with the shut down, drain and refill of the sprinkler system are reimbursable to Landlord.

        22. The General Contractor shall be responsible for any and all daily cleanup required to keep the job site clean throughout the entire course of the Alterations. No debris shall be allowed to accumulate in any public spaces.

        23. The General Contractor shall be responsible for proper protection of all existing finishes and construction for Alterations to be performed in common Building areas. All Alterations to be performed in occupied areas outside of the Premises shall be performed after normal business hours and coordinated with the Building office, as required.

        24. The General Contractor shall perform any and all hoisting associated with the Alterations after normal business hours. The General Contractor will obtain all required permits and insurance to perform work of this nature. The General Contractor shall specify hoisting methods and provide all required permits and insurance to Landlord's managing agent and the Building office prior to commencement of Alterations.

        25. Union labor shall be used by all contractors and subcontractors performing any and all Alterations within the Building. All contractors and subcontractors shall perform all work in a professional manner, and shall work in close harmony with one another as well as with the Building management and maintenance personnel.

        26. The General Contractor shall forward complete copies of all approved contractor submittal, and Building and Fire Department sign-offs and Statement of Responsibility forms, to the Building office immediately following completion of construction.

                             INSURANCE REQUIREMENTS

LIABILITY LIMITATIONS

                A. Comprehensive or Commercial General Liability Insurance written on an occurrence basis, to afford protection of $5,000,000 combined single limit for personal injury, bodily injury and/or death and Broad Form property damage arising out of any one occurrence; and which insurance shall include coverage for premises-operations (including explosion, collapse and underground coverage), elevators, contractual liability, owner's and contractor's protective liability, and completed operations liability.


                B. Comprehensive Auto Liability Insurance covering the use of all owned, non-owned and hired vehicles providing bodily injury and property damage coverage, all on a per occurrence basis, at a combined single limit of $1,000,000.

                C. Worker's Compensation Insurance providing statutory benefits for contractor's employees and Employer's Liability Coverage in an amount not less than $100,000/$500,000/$100,000.

                D. Property coverage damage to or loss of use of contractor's equipment.

CERTIFICATE HOLDER FOR 417 FIFTH AVENUE

Polestar Fifth Property Associates LLC
c/o New Rock Realty Management LLC
545 Fifth Avenue
New York, New York  10017

ADDITIONAL INSUREDS FOR 417 FIFTH AVENUE

417 FS Realty LLC
c/o Prince Management Corp.
498 Seventh Avenue
New York, New York  10036

Polestar Fifth Property Associates LLC
c/o New Rock Realty Management LLC
545 Fifth Avenue
New York, New York  10017

Polestar Fifth Funding LLC
c/o NorthStar Capital Partners LLC
527 Madison Avenue
New York, New York  10022

Polestar Fifth Optionee LLC
c/o NorthStar Capital Partners LLC
527 Madison Avenue
New York, New York  10022

Polestar Fifth Holding LLC
c/o NorthStar Capital Partners LLC
527 Madison Avenue
New York, New York  10022

PW Real Estate Investments Inc.
c/o Paine Weber Real Estate Securities, Inc.
1285 Sixth Avenue, 19th Floor
New York, New York  10019

Emmes Asset Management Corp.
420 Lexington Avenue, Suite 2702
New York, New York  10170

New Rock Realty Management LLC
545 Fifth Avenue
New York, New York  10017

In addition to listing each of the Additional Insured parties, as noted above, the Certificate of Insurance, general liability form, shall state that "The General Aggregate limit applies separately to each project."

The name and address of the Additional Insureds shall appear on the Certificate of Insurance. The insurance agent's address and telephone number is also required.

                             INDEX OF DEFINED TERMS


TERM                                                                                       PAGE
----                                                                                       ----
Additional Capacity.........................................................................28
Alterations..................................................................................3
Assessed Valuation..........................................................................24
Bank........................................................................................31
Base Labor Rates............................................................................24
Base Labor Year..............................................................................1
Base Tax Year................................................................................1
Base Taxes..................................................................................24
Broker.......................................................................................1
Building.....................................................................................1
business days...............................................................................33
Cash Security...............................................................................31
CERCLA......................................................................................36
CFC's........................................................................................4
Class A Office Buildings....................................................................24
Commencement Date............................................................................1
Comparison Year.............................................................................24
Courtyard Space.............................................................................17
Decorative Changes...........................................................................3
Deficiency..................................................................................19
Environmental Laws..........................................................................35
Events of Default...........................................................................17
Excess Capacity.............................................................................28
Expiration Date..............................................................................1
Final Plans................................................................................D-1
First Offer Space...........................................................................36
Future Non-Disturbance Agreement.............................................................7
Future Non-Disturbance Provisions............................................................7
Future Tenant Recognition Agreement..........................................................7
Future Tenant Recognition Provisions.........................................................7
General Contractor.........................................................................D-1
Governmental Entity.........................................................................14
Hazardous Substances........................................................................33
Hazardous Substances Claims.................................................................35
Labor Rate Factor............................................................................1
Labor Rate Multiple..........................................................................1
Labor Rates.................................................................................24
Land........................................................................................32
Landlord.....................................................................................1
Landlord's Consultant........................................................................4
Landlord's Contribution......................................................................1
Landlord's Core Work.........................................................................1
Landlord's First Offer Notice...............................................................36
Landlord's Post-Commencement Core Work.......................................................1
Landlord's Pre-Commencement Core Work........................................................1
Landlord's Statement........................................................................24
Letter of Credit............................................................................31
Limited Liability Successor Entity..........................................................30
Master Lease.................................................................................1
Master Lessor................................................................................7
Maintenance Personnel.......................................................................17
Mortgage/Mortgages...........................................................................6
Non-Disturbance Agreement....................................................................6
Non-Disturbance Provision....................................................................7
office(s)...................................................................................33
Others......................................................................................24
Overtime Periods............................................................................27
Partial Return Date.........................................................................33
Parties.....................................................................................17
Partnership Tenant..........................................................................29
Permitted Uses...............................................................................1
Plans Submission Date........................................................................1
Premises.....................................................................................1

R.A.B.......................................................................................24
Real Property................................................................................1
Regular Freight Hours.......................................................................26
reenter/reentry.............................................................................33
related corporation.........................................................................14
Remedial Work...............................................................................35
Rent.........................................................................................1
Rent Commencement Date.......................................................................2
Rules and Regulations........................................................................7
Security Deposit.............................................................................2
Sublet Space................................................................................13
Superior Leases..............................................................................6
Tax Year....................................................................................24
Taxes.......................................................................................23
Tenant.......................................................................................1
Tenant's Termination Notice..................................................................9
Tenant's Initial Alteration..................................................................2
Tenant's Proportionate Share.................................................................2
Term.........................................................................................2
Window Work.................................................................................15



                                       v